UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
__________________________________

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐ Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
Hagerty, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

We are Hagerty, a company built by drivers, for drivers.

1965 CWR

Our Vision

A world where loved cars are driven, shared and enjoyed.

Our Purpose

Make it easier and more enjoyable to be a driving enthusiast

April 30, 2026
Dear Hagerty Stockholders,
We are pleased to invite you to attend the Annual Meeting of Stockholders of Hagerty, Inc. to be held on Tuesday, June 9,
2026, at 11:00 a.m. (ET). The Annual Meeting will be conducted virtually via live webcast, and you may participate by attending online and voting your shares electronically.
Details regarding how to attend the meeting online, the business to be conducted at the meeting, and how to vote at the meeting are more fully described in the accompanying Notice of the 2026 Annual Meeting of Stockholders and 2026 Proxy
Statement. On or about Thursday, April 30, 2026, we will mail a notice or proxy card to all stockholders entitled to vote at the Annual Meeting containing instructions on how to access our proxy materials and vote. All of our proxy materials will be available electronically. Stockholders who prefer a paper copy of the proxy materials may request this on or before May 26,
2026, by following the instructions provided in the notice we will send.
Your vote is important. Whether or not you plan to attend the Annual Meeting, we urge you to vote. You may vote by proxy over the internet, by telephone, or by mail following the instructions on your notice or proxy card. Voting by proxy will ensure your representation at the Annual Meeting regardless of whether you attend.
Onward and upward!
McKeel Hagerty
Chairman and CEO, Hagerty
Notice of the 2026 Annual Meeting
of Stockholders

Date	Time	Place

June 9, 2026	11:00 AM ET	Via Live Webcast

The 2026 Annual Meeting of Stockholders (the "Annual Meeting") of Hagerty, Inc. ("we," "our," "us," “Hagerty,” or the
“Company”) will be held on Tuesday, June 9, 2026 at 11:00 a.m. (ET) and will be conducted virtually via live webcast. To participate at this year’s Annual Meeting go to www.virtualshareholdermeeting.com/HGTY2026. You will be asked to provide your 16-digit control number found on your notice or proxy card. You will be able to listen to the Annual Meeting live and vote online. You will not be able to physically attend the Annual Meeting in person. We are holding the Annual
Meeting for the following purposes, as more fully described in the accompanying proxy statement:

01	to elect nine nominees identified in the accompanying proxy statement to serve as directors, as recommended by our Board of Directors and our Nominating and Governance Committee;
02	to approve, on a non-binding advisory basis, the compensation of our named executive officers;
03	to approve, on a non-binding advisory basis, the frequency of the advisory vote on compensation of our named executive officers;
04	to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2026; and
05	to transact such other business as may properly come before the meeting or any adjournment of the meeting.
Our Board of Directors has set April 10, 2026, as our record date for the Annual Meeting. Only stockholders that owned our
Class A Common Stock, Class V Common Stock, or Series A Convertible Preferred Stock ("Preferred Stock") at the close of business on that day are entitled to notice and may vote at the Annual Meeting or any adjournment of the meeting. On or about April 30, 2026, we expect to mail to our stockholders either a notice of internet availability of proxy materials (the
"Notice") or, if you elected to receive them by mail, a proxy card with a printed copy of our proxy materials (the "Proxy
Card"). The Notice provides instructions on how to vote and get our proxy materials electronically or have the proxy materials mailed to you. The Proxy Card provides instructions on how to vote by telephone, mail, or the internet either before or during the Annual Meeting. The proxy statement and our 2025 Annual Report on Form 10-K, filed with the
Securities and Exchange Commission (the "SEC") on February 26, 2026 (the "Annual Report") can be accessed directly on our investor relations website at investor.hagerty.com, or at www.ProxyVote.com, where you will need your 16-digit control number found on your Notice or Proxy Card to access the materials.
By Order of the Board of Directors,
Diana Chafey
Chief Legal Officer and Corporate Secretary

Table of Contents

Forward-Looking Statements

This proxy statement (the “Proxy Statement”) of Hagerty, Inc. ("we", "our", "us", "Hagerty", or the "Company") contains statements that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of
1995. Forward-looking statements are statements about future events and expectations, and they involve risks and uncertainties. All statements contained in this Proxy Statement other than statements of historical fact, are forward-looking statements, including statements regarding our future operating results and financial position, our business strategy and plans, products, services, and technology implementations, market conditions, growth and trends, expansion plans and opportunities, and our objectives for future operations. Forward-looking statements can be identified by words such as
"anticipate," "believe," "envision," "estimate," "expect," "intend," "may," "plan," "predict," "project," "target," "potential," "will,"
"would," "could," "should," "continue," "ongoing," "contemplate," and other similar expressions, and the negative of these expressions, although not all forward-looking statements contain these identifying words. Factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements include, among other things, our ability to: compete effectively within our industry and attract and retain our insurance policyholders and paid Hagerty
Drivers Club subscribers; maintain key strategic relationships with our insurance distribution and underwriting carrier partners; prevent, monitor, and detect fraudulent activity; manage risks associated with disruptions, interruptions, outages or other issues with our technology platforms or our use of third-party services; accelerate the adoption of our membership products as well as any new insurance programs and products we offer; successfully implement the new Markel fronting arrangement and realize the anticipated benefits while also managing the increased exposure to underwriting volatility, catastrophes, reinsurance counterparty risk, and legal, compliance and regulatory risks; underwrite and price new products, including Enthusiast+, consistent with expected loss ratios and risk tolerances; execute Broad Arrow Group’s private sale, auction, and financing strategies; manage the cyclical nature of the insurance business and broader macroeconomic conditions, including inflation, interest rates, and potential recessionary pressures; achieve our investment objectives and avoid losses in our investment portfolio; address unexpected increases in the frequency or severity of claims catastrophe losses; and comply with the numerous laws and regulations applicable to our business, including state, federal and foreign laws relating to insurance and rate increases, privacy and cybersecurity, marketing and advertising, digital services, accounting matters, tax, artificial intelligence, anti-money laundering, economic sanctions, and the internet. For a discussion of these and other factors that may affect our business, see the risk factors described under
"Item 1A. Risk Factors" in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and in our subsequent filings with the SEC.
You should not rely on forward-looking statements as predictions of future events. We operate in a very competitive and rapidly changing environment and new risks emerge from time to time. The forward-looking statements in this Proxy
Statement represent our views as of the date hereof. We undertake no obligation to update any of these forward-looking statements for any reason after the date of this Proxy Statement.
2026 Proxy Statement for the Annual
Meeting of Stockholders

Q&A
2026 Proxy Statement for the Annual Meeting of Stockholders

Why did I receive these materials?

The Board of Directors of Hagerty (the “Board”) is soliciting your proxy to vote at our 2026 Annual Meeting of Stockholders
(the "Annual Meeting") (or at any postponement or adjournment of the Annual Meeting). Stockholders who own shares of our common or preferred stock (Class A, Class V, or Preferred Stock) as of the record date, April 10, 2026 (the "Record
Date"), are entitled to vote at the Annual Meeting. You should review this Proxy Statement carefully as it gives important information about the items that will be voted on at the Annual Meeting, as well as other important information about
Hagerty.
What will I be voting on?

You will be voting on the following matters:
1.to elect nine directors to serve on our Board until the 2027 Annual Meeting of Stockholders and until their successors are duly elected and qualified;
2.to approve, on a non-binding advisory basis, the compensation of our named executive officers;
3.to approve, on a non-binding advisory basis, the frequency of the advisory vote on the compensation of our named executive officers;
4.to ratify the appointment of Deloitte & Touche LLP ("Deloitte") as Hagerty’s independent registered public accounting firm for the year ending December 31, 2026; and
5.to transact other business as may properly come before the meeting or any adjournment of the meeting.
Because Hagerty is no longer an Emerging Growth Company, this year’s Proxy Statement includes executive compensation disclosures as required by SEC rules, including say‑on‑pay and say‑on‑frequency proposals.
Hagerty 2026 Proxy Statement

Who will be entitled to vote?

Stockholders who own shares of our common and preferred stock as of the Record Date, April 10, 2026, are entitled to vote at the Annual Meeting. As of the Record Date, we had approximately 101,792,016 shares of Class A Common Stock,
241,552,156 shares of Class V Common Stock, and 8,483,561 shares of Preferred Stock issued and outstanding. Holders of shares of our Class A Common Stock are entitled to one vote per share of Class A Common Stock. Holders of shares of our Class V Common Stock are entitled to ten votes per share of Class V Common Stock. Because of the 10-to-1 voting ratio between our Class V and Class A Common Stock, the holders of our Class V Common Stock collectively control a majority of the combined voting power of common stock and therefore will be able to control all matters submitted to our stockholders until the earlier of (i) December 2, 2036, or (ii) the date on which such shares of Class V Common Stock are transferred other than pursuant to a Qualified Transfer (as defined in the Company’s Third Amended and Restated
Certificate of Incorporation (the "Charter")). Transfers by holders of Class V Common Stock will generally result in those shares losing their super voting rights, subject to limited exceptions, such as certain transfers effected for estate planning or charitable purposes. Holders of shares of our Preferred Stock are entitled to one vote per share on an as-converted basis and vote together with the holders of our Class A Common Stock with each share of Preferred Stock representing approximately four-fifths of a vote of the Class A Common Stock.
In the matters presented at the Annual Meeting, all holders of our Class A Common Stock, Class V Common Stock, and
Preferred Stock will vote together as a single class. Cumulative voting is not permitted with respect to any matter to be considered at the Annual Meeting.
How does the Board recommend I vote on these matters?

Our Board recommends you vote for the following:
1.FOR the election of McKeel Hagerty, William Swanson, Henrik Bjørnstad, Randall Harbert, Laurie Harris, Robert
Kauffman, Sabrina Kay, Anthony Kuczinski, and Mika Salmi to each serve a one-year term as directors;
2.FOR the approval, on a non-binding advisory basis, of the compensation of our named executive officers;
3.for the option of ONE YEAR for the non-binding advisory vote on the frequency of the advisory vote on the compensation of our named executive officers; and
4.FOR the ratification of the appointment of Deloitte as our independent registered public accounting firm for the year ending December 31, 2026.
Can I access the proxy materials electronically?

Yes. Your Notice or Proxy Card will contain instructions on how to view our proxy materials for the Annual Meeting online and how to instruct us to send our future proxy materials to you electronically by email. Our proxy materials, including this
Proxy Statement, are also available at www.ProxyVote.com, where you will need your 16-digit control number provided in your Notice or Proxy Card. Proxy materials will be available during the voting period starting on April 30, 2026. Instead of receiving future copies of our proxy statements and annual reports by mail, stockholders of record and most beneficial owners can elect to receive an email that will provide an electronic link to these documents. Your election to receive future proxy materials by email will remain in effect until you revoke it. Please note that only one Notice will be sent to stockholders who are listed at the same address.
Hagerty 2026 Proxy Statement

How do I cast my vote?

Registered Stockholders. If you hold shares in your own name, you are a registered stockholder and there are four ways to vote:
1.by internet at www.ProxyVote.com, 24 hours a day, seven days a week (have your Proxy Card or Notice in hand when you visit the website and follow the instructions to submit your vote) prior to 11:59 p.m. ET on June 8, 2026;
2.by toll-free telephone at 1-800-690-6903 (have your Proxy Card or Notice in hand when you call) prior to 11:59 p.m.
ET on June 8, 2026;
3.by completing and mailing your Proxy Card (if you received printed proxy materials); or
4.by attending the Annual Meeting virtually and voting during the meeting. You will not be able to physically attend the
Annual Meeting in person, but your virtual attendance will constitute presence in person for all corporate purposes.
To be admitted to the Annual Meeting and vote your shares go to www.virtualshareholdermeeting.com/HGTY2026, have your 16-digit control number available and follow the instructions to provide your control number as described in the Notice or Proxy Card.
Even if you plan to attend the Annual Meeting, we recommend that you also vote by proxy so that your vote will be counted if you decide not to attend the Annual Meeting.
Beneficial Stockholders. If you hold your shares through a broker, trustee, or other nominee, you are a beneficial stockholder. If you are a beneficial stockholder, you will receive voting instructions from your broker, bank, or other nominee. You must follow the voting instructions provided by your broker, bank, or other nominee in order to instruct them on how to vote your shares. Beneficial stockholders should generally be able to vote by returning the voting instruction card to their broker, bank, or other nominee, or by telephone or via internet. However, the availability of telephone or internet voting will depend on the voting process of your broker, bank, or other nominee.
Who can attend the annual meeting?

All common and preferred stockholders as of the Record Date, or their duly appointed proxies, may attend the
Annual Meeting.
How may I change or revoke my proxy?

Registered Stockholders. If you are a stockholder of record, you can change your vote or revoke your proxy any time before or at the Annual Meeting by:
1.entering a new vote by internet or by telephone (until the applicable deadline for each method as set forth above);
2.returning a later-dated Proxy Card (which automatically revokes the earlier Proxy Card);
3.notifying our Corporate Secretary, in writing, at:
Hagerty, Inc.
Attn: Corporate Secretary/Change Proxy Vote
121 Drivers Edge, Traverse City, MI 49684; or
4.attending and voting at the Annual Meeting (although attendance at the Annual Meeting will not, by itself, revoke a proxy) at www.virtualshareholdermeeting.com/HGTY2026.
Beneficial Stockholders. If you are a beneficial stockholder, your broker, bank, or other nominee can provide you with instructions on how to change your vote.
Hagerty 2026 Proxy Statement

What are the voting requirements to approve each
of the items, and how are the votes counted?

PROPOSAL ONE - ELECTION OF DIRECTORS. A majority of the votes cast by the shares of capital stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon is required to elect each nominee. To be elected, the number of shares voted "FOR" a director must exceed the number of shares voted "AGAINST" that director.
Abstentions and broker non-votes will not impact the election of the nominees.
PROPOSAL TWO - ADVISORY VOTE TO APPROVE COMPENSATION OF NAMED EXECUTIVE OFFICERS. The affirmative vote of a majority of the voting power of the shares of capital stock present in person or represented by proxy at the Annual
Meeting and entitled to vote thereon is required to approve, on a non-binding advisory basis, the compensation of our named executive officers. Abstentions will be counted as present and entitled to vote on the proposal and will therefore have the same impact as a vote “AGAINST” the proposal. Broker non-votes will not be included in the vote totals and therefore will not have any impact on the proposal.
PROPOSAL THREE – ADVISORY VOTE ON FREQUENCY OF ADVISORY VOTE ON COMPENSATION OF NAMED
EXECUTIVE OFFICERS. The frequency of the advisory vote on the compensation of our named executive officers will be determined, on a non-binding advisory basis, by the frequency option (every year, every two years, or every three years)
that receives the highest number of votes cast at the Annual Meeting. Abstentions and broker non-votes are not counted as votes cast for any frequency option and, therefore, will have no effect on the outcome of this advisory vote.
The advisory vote to approve the compensation of our named executive officers (Proposal Two) and the frequency of the advisory vote on the compensation of our named executive officers (Proposal Three) are not binding on the Company;
however, the Board and the Talent, Culture, and Compensation Committee (the "Compensation Committee") will review and consider the results of these advisory votes when making future executive compensation decisions and when making determinations as to when the Company will again submit the advisory vote on the compensation of our named executive officers to stockholders for approval.
PROPOSAL FOUR - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.
The affirmative vote of a majority of the voting power of the shares of capital stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon is required to ratify the appointment of Deloitte as our independent registered public accounting firm. Abstentions will be counted as present and entitled to vote on the proposal and will therefore have the same impact as a vote “AGAINST” the proposal. Brokers generally have discretionary authority to vote on the ratification of our independent registered public accounting firm, thus broker non-votes are not expected to result from the vote on the proposal. Although stockholder ratification is not required for the appointment of our independent registered public accounting firm, we are submitting this proposal to our stockholders as a matter of good corporate governance.
When will the results of the vote be announced?

The preliminary voting results will be announced at the Annual Meeting. The final voting results will be published in a current report on Form 8-K filed with the SEC within four business days following the Annual Meeting.
What is the deadline for submitting a stockholder director nomination or stockholder proposal for the 2027 Annual Meeting?

Stockholders wishing to make a director nomination or bring a proposal, but not include it in our proxy materials next year, must provide written notice of their nomination or proposal to the Chief Legal Officer and Corporate Secretary at our
principal executive offices at 121 Drivers Edge, Traverse City, MI 49684, referencing director nomination or stockholder proposal, as applicable, and subject to the following deadlines. Any stockholder proposal or director nomination must comply with our Amended and Restated Bylaws (the "Bylaws").
Hagerty 2026 Proxy Statement

Stockholder Director Nominations
Stockholder director nominations must be submitted in writing no later than the close of business 90 days prior to the one-
year anniversary of the Annual Meeting date, which is March 11, 2027, and not earlier than the close of business 120 days prior to the one-year anniversary of the Annual Meeting date, which is February 9, 2027, assuming we do not change the date of the 2027 Annual Meeting of Stockholders by more than 30 days before or after the one-year anniversary of the
Annual Meeting. If so, we will release an updated time frame for stockholders to submit any director nominations. Our
Nominating and Governance Committee will apply the same criteria to the evaluation of those candidates as it applies to other director candidates.
To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees, other than the Company's nominees, must provide notice that sets forth the information required by Rule 14a-19 under the
Securities Exchange Act of 1934 ("Exchange Act") no later than the close of business 60 days prior to the one-year anniversary of the Annual Meeting date, which is April 10, 2027. Stockholders are encouraged to consult Rule 14a-19 and our Bylaws, as compliance with Rule 14a-19 is required for a stockholder to use a universal proxy card to solicit proxies in support of nominees other than the Company's nominees.
Stockholder Proposals
For any stockholder proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2027 Annual Meeting of Stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and our Bylaws. Assuming we do not change the date of the 2027 Annual Meeting of Stockholders by more than 30 days before or after the one-year anniversary of the 2026 Annual Meeting, stockholders must provide written notice of their proposal to us no later than the close of business 120 days prior to the one-year anniversary of the date this Proxy Statement is first released to stockholders, which is December 31, 2026. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.
A stockholder who wishes to present a proposal or other item of business at the 2027 Annual Meeting of Stockholders, but does not seek to include it in our proxy materials under Rule 14a-8, must provide timely written notice to us in accordance with our Bylaws. Assuming we do not change the date of the 2027 Annual Meeting of Stockholders by more than 30 days before or after the one-year anniversary of the 2026 Annual Meeting, to be timely, the notice must be received no later than
March 11, 2027 and no earlier than February 9, 2027. The notice must contain the information required by our Bylaws, including a description of the proposed business, the reasons for conducting such business at the meeting, and the text of any proposal or resolution.
Hagerty 2026 Proxy Statement

Board of Directors and Corporate
Governance

Our business is organized under the direction of our Board, in accordance with the terms of our Charter, Bylaws, and the
Investor Rights Agreement (as defined herein). Our Board is composed of nine directors. McKeel Hagerty serves as the
Chairman of the Board (the "Chairman" or "Chair") and William (Bill) Swanson serves as the Lead Director. On April 15,
2026, we announced that Michael (Mike) Heaton resigned from our Board effective as of April 13, 2026, and that Markel
Group Inc. ("Markel") exercised its rights under the Investor Rights Agreement to nominate Henrik Bjørnstad to fill the vacancy caused by Mr. Heaton's resignation. Mr. Bjørnstad was appointed to our Board effective as of April 14, 2026.
The Board is the ultimate decision-making authority within Hagerty, except with respect to those matters that are reserved for our stockholders, such as the election of directors. The primary responsibilities of our Board are to provide oversight, strategic guidance, counseling, and direction to our management team. Our Board meets on a regular basis throughout the year and additionally as required.
Our Nominating and Governance Committee believes that all of our directors must, at a minimum, meet the criteria set forth in the Hagerty Code of Conduct (our "Code of Conduct") and our Board’s Corporate Governance Guidelines (our
"Governance Guidelines"), which specify that the Nominating and Governance Committee will consider criteria such as general understanding of various business disciplines (e.g., insurance, finance, marketing, etc.), our business environment, educational and professional background, analytical ability, independence, diversity of experience, viewpoints and backgrounds, willingness to devote adequate time to board duties, and ability to act in and represent the balanced best interests of Hagerty and our stockholders as a whole, rather than special constituencies.
Our Charter provides that our Board shall not have fewer than seven directors nor more than eleven, and the authorized number of directors may be changed only by resolution of our Board in accordance with our Bylaws. Directors may be elected at annual or special meetings of the stockholders. Directors are elected to serve for one-year terms or until the earlier of their death, resignation, or removal. Subject to the rights of any party to the Investor Rights Agreement, a director may be removed from office prior to a Control Trigger Event (as defined in the Charter) for any reason by the affirmative vote of the holders of at least a majority of the voting power of all then outstanding shares of our capital stock entitled to vote generally in the election of directors, voting together as a single class; and after a Control Trigger Event, by our stockholders only for cause and only by the affirmative vote of the holders of at least a majority of the voting power of all then outstanding shares of our capital stock entitled to vote generally in the election of directors, also voting together as a single class.
Hagerty 2026 Proxy Statement

Nominees to Hagerty's Board of Directors

The following table sets forth certain information about each nominee to serve as a member of our Board as of
April 30, 2026:

Name	Age	Position(s)

McKeel Hagerty	58	Chairman of the Board

William (Bill) Swanson	77	Lead Director

Henrik Bjørnstad	45	Director

Randall (Rand) Harbert	62	Director

Laurie Harris	67	Director

Robert (Rob) Kauffman	62	Director

Sabrina Kay	63	Director

Anthony Kuczinski	67	Director

Mika Salmi	60	Director
Hagerty 2026 Proxy Statement

Board Leadership Structure

In accordance with our Governance Guidelines, our Board determines its leadership structure in a manner that it believes to be in the best interests of the Company and its stockholders. Within this framework, our Board conducts annual assessments of our leadership structure and retains the discretion to combine or separate the offices of Chairman and
Chief Executive Officer (“CEO”). In the event that our Chairman is not an independent director, our Governance Guidelines provide that our Board will appoint an independent director to serve in a lead capacity (the “Lead Director”) with broad and substantive duties that have considerable overlap with those of an independent Board chair.
In February 2024, in connection with its annual assessment of our leadership structure, our Board determined that combining the offices of Chairman and CEO would be in the best interests of Hagerty and its stockholders. McKeel
Hagerty was appointed to serve as our combined Chairman and CEO, and Bill Swanson, an independent director, was elected by our independent directors to serve as our Lead Director. Additionally, our Board approved an exception to the
Governance Guidelines for Mr. Swanson's age. At this time, our Board believes that this leadership structure benefits us and our stockholders by having Mr. Hagerty, who has demonstrated strong leadership and the vision necessary to drive our strategies and achieve our objectives, also serve as Chairman while Mr. Swanson draws from his deep leadership experience as the former Chairman and CEO of Raytheon and prior service as a director of several other public companies to provide robust oversight as Lead Director.
Chairperson
McKeel Hagerty currently serves as our combined Chairman and CEO. Our Board concluded that this leadership structure would best serve us and our stockholders because it enables Mr. Hagerty to use his unique experience and deep operational knowledge to identify and present appropriate strategic measures, key initiatives, and timely risk mitigation considerations for our Board's consideration. Moreover, as a significant stockholder, Mr. Hagerty is meaningfully invested in our long-term success. Our Board believes that the combined role is both counterbalanced and enhanced by (i) the experience and independence of all of our other directors, each of whom meets the independence criteria under the New
York Stock Exchange (the "NYSE") Listed Company Manual (the "NYSE Listing Rules") and applicable SEC rules as further described below, and (ii) the independent oversight and responsibilities of our Lead Director. Our Chair, among other things, presides at all Board and stockholder meetings, establishes agendas for each meeting in consultation with the
Lead Director and the chairs of our Board committees, and in consultation with the Lead Director approves Board meeting schedules.
Lead Director
Bill Swanson, an independent director, was elected by our independent directors to serve as our Lead Director. Our Lead
Director, among other things, serves as a liaison between our Chairman and the independent directors; leads executive sessions of our Board; has authority to call meetings of the independent directors; in consultation with the Chairman, approves meeting agendas and meeting schedules for our Board; and leads our Board in discussions concerning the
CEO's performance and CEO succession. Our Lead Director serves for renewable one-year terms, or until such earlier time as he ceases to be a director, resigns, or is replaced by a majority vote of the independent directors.
Director Independence
Our Board has determined that each of our directors and director nominees, other than McKeel Hagerty, is an
“independent director” as defined under the NYSE Listing Rules and applicable SEC rules relating to director independence. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our
Board considered all relevant facts and circumstances known to it in evaluating the independence of our directors and director nominees, including their current and historical employment, any compensation we have paid to them, any transactions we have had with them, their beneficial ownership of our capital stock, their ability to exert control over us, all other material relationships they have had with us, and the same facts with respect to their immediate families.
Hagerty 2026 Proxy Statement

Controlled Company Exemption
We are a “controlled company” for purposes of the NYSE Listing Rules because more than 50% of the voting power for the election of directors is held by an individual, a group, or another company. Hagerty Holding Corp. (“HHC”) is the beneficial owner of more than 50% of the combined voting control of our outstanding capital stock. As a result, HHC has the power to elect a majority of our directors.
As a controlled company, we are eligible to utilize certain exemptions from the NYSE Listing Rules that otherwise require us to have (i) a board composed of a majority of “independent directors,” as defined under the NYSE Listing Rules (303A.01);
(ii) a nominating/corporate governance committee composed entirely of independent directors; (iii) a compensation committee composed entirely of independent directors; and (iv) an annual performance evaluation of the nominating/
corporate governance and compensation committees.
We currently utilize only the exemption to the NYSE Listing Rule requiring us to have a nominating/corporate governance committee composed entirely of independent directors. Our Nominating and Governance Committee consists of three independent directors and one non-independent (management) director, McKeel Hagerty. In the event we choose to rely on additional exemptions in the future, you would not have the same protections afforded to stockholders of companies that are subject to all of the applicable NYSE Listing Rules.
Hagerty 2026 Proxy Statement

Committees of Hagerty’s Board of Directors

Our standing Board committees, which are each governed by and operate according to our Bylaws and the respective committee charters, comply with all applicable requirements of the current NYSE Listing Rules and all requirements under
Exchange Act Rules 10A-3 and 10C-1(b), except as described under "Controlled Company Exemption" with respect to the independence composition requirement for our Nominating and Governance Committee. Our Board may establish other committees as it deems necessary or appropriate from time to time.
Hagerty 2026 Proxy Statement

Audit Committee

Members: Laurie Harris (Chair), Rob Kauffman, and Mika Salmi

Independence
Each member of our Audit
Committee is an independent
director (as defined by the
NYSE Listing Standards).
Financial Expertise
Each member of our Audit
Committee is able to read and
understand fundamental
financial statements in
accordance with NYSE audit
committee requirements.
Laurie Harris, Rob Kauffman,
and Mika Salmi are designated
as “audit committee financial
experts” within the meaning of
Regulation S-K Item 407(d)(5).

Responsibilities
In accordance with applicable NYSE Listing Rules, our Audit Committee operates under a written charter, which is available in the governance section of our investor relations website, located at investor.hagerty.com/leadership-governance/
governance-documents. The primary purpose of our Audit Committee is to discharge the responsibilities of our Board with respect to corporate accounting and financial reporting processes, systems of internal control and financial statement audits, and to oversee our independent registered public accounting firm and risk management programs, including cybersecurity. Specific responsibilities of our Audit Committee include:
•helping the Board oversee our corporate accounting and financial reporting processes;
•reviewing our financial reporting processes and internal controls over financial reporting based on consultation with the independent registered public accounting firm and our internal auditor;
•reviewing statutory financial statements of the company's domestic insurance subsidiaries;
•managing the selection, engagement, qualifications, independence and performance of a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;
•discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent accountants, our interim and year-end operating results;
•obtaining and reviewing a report by the independent registered public accounting firm at least annually that describes the firm's internal quality control procedures, any material issues with such procedures and any steps to be taken;
•approving or, as permitted, pre-approving, audit and permissible non-audit services to be performed by the independent registered public accounting firm;
•monitoring the independence and performance of our internal audit function;
•overseeing our risk assessment and risk management activities, including our cybersecurity program;
•overseeing our enterprise risk management activities, including oversight of our insurance subsidiaries' regulatory risk reporting, and risks relating to data, cyber, and fraud; and
•overseeing the procedures for employees to submit concerns anonymously about questionable accounting or audit matters.

Hagerty 2026 Proxy Statement

Talent, Culture, and Compensation Committee

Members: Sabrina Kay (Chair), Henrik Bjørnstad, Rand Harbert, and Anthony Kuczinski

Independence Each member of the Talent, Culture, and Compensation Committee is an independent director.
Responsibilities
In accordance with the applicable NYSE Listing Rules, the Talent, Culture, and
Compensation Committee (the "Compensation Committee") operates under a written charter, which is available on the governance section of our investor relations website, located at investor.hagerty.com/leadership-governance/
governance-documents. The primary purpose of our Compensation Committee is to discharge the responsibilities of our Board in overseeing compensation policies, plans and programs, and to review and work with our Board to determine the compensation to be paid to executive officers and other senior management, as appropriate. Specific responsibilities of our Compensation Committee include:
•reviewing and recommending to our non-management members of our Board the compensation of our Chief Executive Officer and other executive officers;
•administering our equity incentive plans and other benefit programs;
•reviewing, adopting, amending, and terminating incentive compensation and equity plans, employment agreements, severance agreements, consulting agreements, change in control agreements, profit sharing plans, bonus plans, change-of-control protections and any other compensatory arrangements for our executive officers and other senior management, including working with our Board to establish performance targets for executive officers and evaluate achievement under such plans;
•reviewing and establishing general policies relating to compensation and benefits of our employees, including our overall compensation philosophy;
and
•assisting our Board in its oversight of human capital management including corporate culture, recruiting, retention, attrition, talent management, career development and progression, succession, and employee relations.

Hagerty 2026 Proxy Statement

Nominating and Governance Committee

Members: Bill Swanson (Chair), McKeel Hagerty, Henrik Bjørnstad, and Rand Harbert

Controlled Company
We utilize an exemption
under the NYSE Listing
Rules, available to us as a
“controlled company”
pursuant to NYSE Rule
303A.00. We qualify as a
controlled company
because more than 50% of
the voting power for the
election of our directors is
held by HHC. Pursuant to an
exemption available to us
with our controlled company
status, we have appointed a
Nominating and Governance
Committee made up of three
independent directors and
one non-independent
(management) director.

Responsibilities
In accordance with applicable NYSE Listing Rules, the Nominating and
Governance Committee operates under a written charter, which is available on the governance section of our investor relations website, located at
investor.hagerty.com/leadership-governance/governance-documents. Specific responsibilities of the Nominating and Governance Committee include:
•identifying and evaluating candidates, including the nomination of incumbent directors for reelection and nominees recommended by stockholders, to serve on our Board;
•considering and making recommendations to our Board regarding the composition and chairmanship of Board committees;
•developing and making recommendations to our Board regarding
Governance Guidelines and matters;
•reviewing and approving, or, when appropriate, recommending Board approval of, related person transactions, amendments to our Insider Trading
Policy, and amendments to Board committee charters; and
•overseeing periodic evaluations of our Board's performance, including Board committees, and compensation scheme for members of our Board and its committees.

Hagerty 2026 Proxy Statement

Finance and Capital Committee

Members: Rob Kauffman (Chair), Mika Salmi, and Bill Swanson

Independence Each member of the Finance and Capital Committee is an independent director and possesses extensive experience in corporate finance.
Responsibilities
The Finance and Capital Committee operates under a written charter, which is available on the governance section of our investor relations website, located at
investor.hagerty.com/leadership-governance/governance-documents. The primary purpose of the Finance and Capital Committee is to assist our Board with monitoring and overseeing the Company’s operating and financial performance and capital management strategy. The Finance and Capital
Committee oversees our long-term capital structure, investments, returns and investor relations. The Finance and Capital Committee is not responsible for financial reporting, which is the responsibility of our Audit Committee of our
Board. Specific responsibilities of the committee include:
•reviewing the Company’s quarterly operating and financial performance reports including performance vs. plan;
•reviewing the annual budget and making a recommendation to the full
Board for approval;
•reviewing quarterly communications with investors;
•reviewing financial policies, including those related to capital structure and access to capital markets, investment policy statements and guidelines, borrowing limits and authorizations and policies regarding dividends and making a recommendation to the full Board for approval when required or appropriate; and
•reviewing proposed mergers, acquisitions, joint ventures and divestitures, along with the financial implications of proposed transactions and making recommendations to the full Board for approval of such transactions.

Hagerty 2026 Proxy Statement

Board Meetings

Directors on our Board are expected to attend the annual meeting of stockholders and all or substantially all of our Board meetings and meetings of committees on which they serve. Further, directors are expected to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities.
During the year ended December 31, 2025, our Board held 6 meetings, our Audit Committee held 6 meetings, our
Nominating and Governance Committee held 5 meetings, our Talent, Culture, and Compensation Committee held 5 meetings, and our Finance and Capital Committee held 5 meetings. During 2025, all directors attended at least 75% of the total number of meetings of our Board and any committees on which they served. Six directors attended the 2025 Annual
Meeting of Stockholders.
Risk Oversight

Our Board, as a whole and through our Audit Committee, oversees our risk management program, including our cybersecurity program. Our risk management program is designed to identify, evaluate, and respond to high priority risks and opportunities. The risk management program facilitates constructive dialog at the senior management and board level to proactively realize opportunities and manage risks. Our Audit Committee is primarily responsible for overseeing our risk assessment activities and risk management processes on behalf of our Board and provides oversight of our enterprise risk management activities, including our insurance subsidiaries' regulatory risk reporting and risks relating to data security, cybersecurity, and fraud. Our management, including our executive officers, is primarily responsible for managing the risks associated with the operation and business of our Company and provides regular updates to our Audit Committee and our
Board on identified high priority risks and opportunities within the risk management program, including cybersecurity.
Hagerty 2026 Proxy Statement

Director Compensation

We have designed our non-employee director compensation program to achieve the following objectives:
•align directors’ interests with the long-term interests of our stockholders;
•attract and retain outstanding director candidates with diverse experiences, viewpoints and backgrounds; and
•recognize the substantial time commitment required to serve as a Hagerty director.
Our Nominating and Governance Committee periodically reviews our director compensation program. Independent directors do not receive, directly or indirectly, any consulting, advisory or other compensatory fees from us. Directors who are employees of Hagerty do not receive compensation for their service on our Board. We also reimburse our directors for their reasonable Board travel-related expenses. The following table presents summary information regarding the total compensation paid to the non-employee directors of Hagerty for the year ended December 31, 2025:

Name	Fees earned or paid in cash(1) ($)	Stock awards(2) ($)	All other compensation ($)		Total ($)

Mike Crowley(3)	41,591	125,558	–		167,149

Randall Harbert	97,500	125,558	–		223,058

Laurie Harris	108,750	125,558	5,000	(4)	239,308

Mike Heaton(5)	56,216	103,835	–		160,051

Rob Kauffman	104,000	125,558	–		229,558

Sabrina Kay	100,000	125,558	–		225,558

Anthony Kuczinski	92,500	125,558	–		218,058

Mika Salmi	99,375	125,558	–		224,933

Bill Swanson	129,625	125,558	–		255,183
(1)The amounts shown reflect a blended year in which two compensation levels applied. Through March 31, 2025, our directors were paid a retainer of $85,000 for serving on our Board, $15,000 for serving as the chair of our Audit or Compensation Committee,
$8,500 for serving as the chair of our Nominating and Governance Committee or the Finance and Capital Committee, $7,500 for
serving on our Audit or Compensation Committee, and $5,000 for serving on our Nominating and Governance Committee or the
Finance and Capital Committee. Current director compensation effective April 1, 2025 is set forth in the Compensation Structure table below.
(2)Amounts represent the aggregate grant date fair value of restricted stock units granted during the year computed in accordance with ASC Topic 718. Note that the amounts reported in this column reflect the accounting cost for these awards and do not correspond to the actual economic value that our directors may receive from the awards. For all directors other than Mr. Heaton, this column represents the grant of restricted stock units having a target grant value of $125,000 based on the closing stock price on
March 31, 2025, which vests 100% on April 1, 2026. Mr. Heaton’s restricted stock units were prorated in connection with his appointment to our Board effective June 3, 2025, and he received restricted stock units having target value of $103,425. To determine the applicable number of shares subject to the award, the target value is divided by the closing Class A stock price on the date immediately preceding the applicable date of grant and rounding up to the nearest whole share. This column also shows the number of shares subject to all outstanding equity awards held by our non-employee directors as of December 31, 2025, which consisted solely of the outstanding RSUs granted to them in 2025.
(3)Mr. Crowley retired from our Board on June 3, 2025. In connection with his retirement, 13,828 RSUs held by Mr. Crowley vested in full on June 3, 2025.
(4)Includes $5,000 for service on the Hagerty Re board of directors.
(5)Mr. Heaton was appointed to our Board effective on June 3, 2025.
Hagerty 2026 Proxy Statement

Non-Employee Director Compensation Structure

On February 3, 2025, our Board amended the Non-Employee Director Compensation Structure such that we compensated our non-employee directors, effective April 1, 2025, as follows:

Description	Amount

Annual Retainer	$85,000

Annual Stock Grant
Grant of restricted stock units on April 1 of each year having a target value of
$125,000 based on the closing stock price on the prior trading day, rounded up to the nearest whole share, which vests 100% on April 1 of the following year, subject to continued service.

Additional annual retainers for serving as chairperson of our Board, Lead Director, and chairperson of a Committee
$75,000 for Chair of our Board. However, directors who are also management do not receive additional compensation for serving on our Board.
$30,000 for Lead Director.
$20,000 for chair of our Audit Committee; $15,000 for chair of our Talent,
Culture, and Compensation Committee; and $10,000 for chairs of our
Nominating and Governance and Finance and Capital Committees.

Additional annual retainers for serving on committees
$10,000 for service on our Audit Committee; $7,500 for service on our Talent,
Culture, and Compensation Committee; and $5,000 for service on our
Nominating and Governance and Finance and Capital Committees.

Additional retainer for serving on board of directors for Hagerty Re	$5,000
Director and CEO Stock Ownership Guidelines

Our Board believes that directors having an ownership stake in Hagerty strengthens the alignment of interests of our Board with our stockholders. Accordingly, under our Governance Guidelines, our Board has set the following stock ownership thresholds:
•Directors. The minimum stock ownership guideline for non-employee directors is five (5) times the amount of the annual retainer that we pay directors for service on our Board (excluding retainers paid for serving on a committee, as the chair of a committee, as the Chairman of the Board, as Lead Director, or in a similar role for a subsidiary of the Company).
•CEO. The minimum stock ownership guideline for our CEO is six (6) times base salary.
Under this formula, non-employee directors are expected to hold $425,000 (5 x $85,000) of Hagerty stock, and our CEO is expected to hold $7.2 million (6 x $1.2 million) of Hagerty stock.
Directors have five years from the later of (i) the date of the implementation of the stock ownership guidelines and (ii) the date on which they were named a director to meet these minimum stock ownership guidelines. Each director is expected to maintain this minimum ownership amount throughout their term of service. In the event that the annual retainer fee for directors is increased, directors will have three years to meet the new ownership guidelines. Our Board will evaluate whether exceptions should be made for any director on whom these guidelines would impose a financial hardship. Our
Nominating and Governance Committee measures compliance on an annual basis.
Hagerty 2026 Proxy Statement

As of the date of this Proxy Statement, our CEO McKeel Hagerty and directors Rob Kauffman and Bill Swanson have met the threshold set by these guidelines. Because the minimum stock ownership guidelines were implemented in 2022, our directors who have not yet satisfied these guidelines have until the later of (i) December 2027 or (ii) the fifth anniversary of their appointment or election as a director to satisfy the minimum ownership thresholds. Any director who has not satisfied the ownership guideline amounts after such time must retain all shares acquired upon the vesting of equity awards or the exercise of stock options (in all cases net of exercise costs and taxes) until the minimum ownership thresholds have been exceeded.
Additional Board and Corporate Governance Information

Director Nominees
When filling a vacancy on our Board, the Nominating and Governance Committee identifies the desired skills and experience of a new director nominee and nominates individuals who it believes can strengthen our Board’s capabilities and further expand the collective experience represented by the then-current directors. Our Nominating and Governance
Committee may engage third parties to assist in the search and provide recommendations. Also, directors are generally asked to recommend candidates for the position. The candidates would be evaluated based on the processes outlined in the Governance Guidelines and the Nominating and Governance Committee charter, and the same processes would be used for all candidates, including candidates recommended by stockholders (for further information about stockholder director nominations, please see "Commonly Asked Questions and Answers—What is the deadline for submitting a stockholder director nomination or stockholder proposal for the 2027 annual meeting?").
Family Relationships
There are no family relationships among any of the directors and our executive officers.
Self-Evaluation
Our Board and each committee conducts an annual performance evaluation to determine whether it is functioning effectively. The evaluation focuses on our Board’s and the committees’ contributions to Hagerty concentrating on areas in which the Board or committee believes that it could improve.
As part of the annual Board self-evaluation, our Board evaluates whether its current leadership structure continues to be appropriate for us and our stockholders. Our Governance Guidelines provide the flexibility for our Board to modify its leadership structure in the future as appropriate.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors, executive officers, and greater-than-ten-percent stockholders to file initial reports of ownership and reports of changes in ownership of any of our securities with the SEC and us. To our knowledge, based on a review of the copies of such reports filed with the SEC, the Company’s records, and written representations by our directors and executive officers that no other reports were required, we believe that during the 2025 fiscal year all of our directors, executive officers, and greater-than-ten-percent stockholders complied with the requirements of Section 16(a).
Insider Trading Policy
We have adopted an insider trading policy (the "Insider Trading Policy") that applies to our directors, officers, employees, consultants and contractors, as well as the other persons set forth in the Insider Trading Policy. Our Insider Trading Policy
governs all transactions (including, but not limited to, purchases, sales and bona fide gifts) in our securities, including our
Class A Common Stock, Class V Common Stock, and any other securities that we have or may issue, like options, preferred stock, warrants, notes, bonds, convertible securities, as well as derivative securities relating to any of our securities, even if not issued by us. The Insider Trading Policy prohibits trading in the securities of the Company, directly or indirectly, while aware of any material non-public information, and “tipping” or passing material nonpublic information to others. We believe the Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations and NYSE Listing Standards. A copy of the Policy was filed as an exhibit to our Annual Report on
Form 10-K for the year ended December 31, 2024.
Hagerty 2026 Proxy Statement

Our Insider Trading Policy applies to directors, officers, employees, consultants and contractors. Company‑authorized transactions in our securities (e.g., share repurchases) are approved by the Board (or an authorized committee or delegate), after careful deliberation, with the advice of financial, legal or other outside advisors as appropriate, with a strategy for achieving our transactional objectives while complying with laws, rules, regulations and NYSE Listing
Standards (including those relating to insider trading) applicable to the transaction.
Anti-Hedging and Anti-Pledging Policy
Our Insider Trading Policy includes restrictions and limitations on the ability of our directors, officers, and certain other employees to engage in transactions involving the hedging and pledging of our Class A Common Stock. Under the policy, hedging or monetization transactions require written approval from both our Board and Chief Legal Officer. These transactions include zero-cost collars and forward-sale contracts, which allow an individual to lock in much of the value of his or her stock holdings, often in exchange for all or part of the potential for upside appreciation in the stock. Accordingly, these types of transactions allow individuals to continue to own our Class A Common Stock without the full risks and rewards of ownership. In addition, the policy addresses the practice of pledging our Class A Common Stock as collateral for a loan, in which event the securities may be sold in foreclosure if the borrower defaults on the loan. Because a foreclosure sale may occur at a time when the pledgor is aware of material nonpublic information or otherwise is not permitted to trade in Hagerty securities, our directors, officers, and certain other employees are prohibited from pledging our securities as collateral for a loan without written approval from our Board and the Chief Legal Officer.
Code of Conduct and Corporate Governance Guidelines
We have adopted a Code of Conduct that applies to all of our employees, officers, and directors, including those officers responsible for financial reporting, as well as Governance Guidelines that apply to our Board. Our Code of Conduct and
Governance Guidelines are available on our website at investor.hagerty.com/leadership-governance/governance-
documents. We intend to disclose any material amendments to our Code of Conduct and Governance Guidelines or
waivers of their respective requirements on our investor relations website.
Communications by Stockholders and Other Interested Parties with our Board of Directors
Stockholders and other interested parties may contact an individual director, the Lead Director, our Board as a group, or a specified board committee or group, including the non-management directors as a group, by sending regular mail to:
Hagerty, Inc.
121 Drivers Edge
Traverse City, MI 49684
ATTN: Board of Directors
Alternatively, stockholders and other interested parties can send an email to investor@hagerty.com, subject: Board of
Directors.
Each communication should specify which director or directors the communication is addressed to, whether the sender is a stockholder or an interested party, as well as the general topic of the communication. We will receive the communications and process them before forwarding them to the addressee. We may also refer communications to other departments. We generally will not forward to the directors a communication that is primarily commercial in nature, relates to an improper or irrelevant topic, or requests general information regarding us.
Hagerty 2026 Proxy Statement

Proposal One
Election of Directors

There are currently nine directors serving on our Board. Our Board recommends that the nine individuals presented be elected to serve on our Board for a one-year term until the 2027 Annual Meeting of
Stockholders. With the exception of McKeel Hagerty, all nominees have been determined by our Board to meet the independence standards of the NYSE Listing Rules and applicable SEC rules relating to director independence (see the discussion of Director Independence in the
"Board of Directors and Corporate Governance" section of this Proxy
Statement for more information).
Each of the individuals listed below has consented to being named as a nominee in this Proxy Statement and has indicated a willingness to serve if elected. However, if any nominee becomes unable to serve before the election, the shares represented by proxies may be voted for a substitute designated by our Board, unless a contrary instruction is indicated in the
Proxy Card. The nominees to serve on our Board are:
McKeel Hagerty, Bill Swanson, Henrik Bjørnstad, Rand Harbert, Laurie
Harris, Rob Kauffman, Sabrina Kay, Anthony Kuczinski, and Mika Salmi.
Our Board Unanimously Recommends That You Vote “FOR” the Election of Each of the Director Nominees.

88% or eight of our nine director nominees are independent under the NYSE Listing Rules and applicable SEC rules.
Biographical information regarding each nominee is set forth below.
Unless authority is withheld or the shares are subject to a broker non-vote, the proxies solicited by our Board will be voted
“FOR” the election of these nominees. In case any of the nominees becomes unavailable for election to our Board, an event that is not anticipated, the persons named as proxies, or their substitutes, will have full discretion and authority to vote or refrain from voting for any other candidate in accordance with their judgment.
In accordance with the Bylaws, election of directors shall be by vote of the majority of the votes cast (meaning the number of shares voted “FOR” a nominee must exceed the number of shares voted “AGAINST” such nominee) with “abstentions”
and “broker non-votes” not counted as a vote cast either “FOR” or “AGAINST” that nominee’s election at any meeting for the election of directors at which a quorum is present until HHC ceases to own at least 50% of the voting power of the
Company, after which directors will be elected by a plurality of the votes cast at any meeting for the election of directors at which a quorum is present.
Vote Required for Approval
Election of each director will require the affirmative vote by a majority of the votes cast by the shares of capital stock present by virtual attendance or represented by proxy and entitled to vote at the Annual Meeting.
Hagerty 2026 Proxy Statement

Recommendation
Our Nominating and Governance Committee and Board unanimously recommend that you vote "FOR" each of the nominees in the election of directors proposal.

Hagerty 2026 Proxy Statement

Director Nominees

The following biographical information is provided for each member of our Board:

McKeel Hagerty
Chairman of the Board and Chief Executive Officer of Hagerty; member of our Board since 2009

McKeel Hagerty has served as the Chairman of the Board since April 2024, and as a member of our Board since we became a publicly traded company in December 2021. McKeel also served as a member of our Board prior to our initial public offering from October 2009 to 2021. In addition to his role as a Chairman, McKeel is also our CEO and the driving force behind Hagerty since 2000.
McKeel has been with Hagerty in various roles since 1987. Outside of Hagerty, he served as a general partner of Grand Ventures, a venture capital firm, from 2017 to 2021. From 2016 to 2017, he was elected by fellow chief executives to serve as the international board chair for YPO, the global leadership organization with over 34,000 chief executives in more than 150 countries.
McKeel earned Bachelor's degrees in English and Philosophy from Pepperdine University and a
Master’s degree in Theology from Saint Vladimir’s Orthodox Seminary.

We believe Mr. Hagerty is well qualified to serve as a member of our Board because of his knowledge of our business and strategy, his leadership role at Hagerty, as well as his experience in the classic and enthusiast vehicle industry.

William Swanson
Lead Director, member of our Board since 2021

William (Bill) Swanson has served as a member of our Board since December 2021. Prior to his retirement Bill served as the Chairman and CEO of Raytheon Company ("Raytheon"), an aerospace company, from 2004 to 2014. Bill served on the board of directors of L3Harris Technologies, Inc.
from 2023 to 2025, and from 2010 to 2021 Bill served on the board of directors for NextEra Energy,
Inc., a public energy company, including as the chair of its audit committee for seven years. Bill graduated magna cum laude from California Polytechnic State University with a Bachelor’s degree in Industrial Engineering. He was also awarded an honorary Doctor of Laws degree from
Pepperdine University and an honorary Doctor of Science degree from California Polytechnic State
University.

We believe Mr. Swanson's leadership experience as the Chairman and CEO of Raytheon, deep knowledge of risk management, including cybersecurity risk management, and board experience make him well qualified to serve on our Board.

Hagerty 2026 Proxy Statement

Henrik Bjørnstad
Director, member of our Board since 2026

Henrik Bjørnstad has served as a member of our Board since April 2026. From 2020 to 2025,
Henrik served as Managing Director of National Markets, a division of Markel International, where he held P&L responsibility across the UK, Canada, and the EU. Prior that role, from 2017 to 2020,
Henrik served as Global Head of Strategy at Markel, establishing Strategy as a global function, having originally set up and led the strategy team of Markel International beginning in 2015. Earlier in his career, Henrik was a strategy consultant at McKinsey & Company from 2008 to 2015, rising to the position of Engagement Manager, and in 2007 practiced as a legal attorney with Wiersholm, a Norwegian law firm. Henrik also served as Chair of the Board of Directors of Markel Protection
Limited and as a Director on the boards of several UK and Canadian Markel regulated entities from
2020 to 2025. Henrik holds an LL.M. from the University of Oxford and an LL.M. from the University of Oslo.

We believe Mr. Bjørnstad's executive leadership in international insurance operations, his strategic experience across multiple markets, and his proven track record of driving growth and transformation within a global specialty insurance organization make him well qualified to serve on our board.

Randall Harbert
Director, member of our Board since 2023

Randall (Rand) Harbert has served as a member of our Board since March 2023. Rand is a Senior
Advisor to State Farm Mutual Automobile Insurance Company ("State Farm"). From 2012 until his retirement in 2022, he served as State Farm's Chief Agency, Sales and Marketing Officer. Rand
joined State Farm in 1992 as an agent. Prior to joining State Farm, he served in various roles at H.J.
Heinz and Marion Merrell Dow. He graduated from the University of Central Missouri, earned an
MBA from Webster University, and graduated from the General Management program at the
Harvard Business School.

We believe Mr. Harbert's knowledge of the insurance industry and leadership experience in developing the relationship between State Farm and Hagerty make him well qualified to serve as a member of our Board.

Hagerty 2026 Proxy Statement

Laurie Harris
Director, member of our Board since 2019

Laurie Harris has served as a member of our Board since Hagerty became a publicly traded company in December 2021. Laurie also served as a member of our Board prior to our initial public offering from December 2019 to 2021. Prior to her retirement in 2018, Laurie was a global engagement audit partner with PricewaterhouseCoopers LLP, one of the largest professional service firms, since 1994 after starting at the firm in October 1992. Since May 2019 Laurie has been a member of the board of directors and audit committee chair of International Workplace
Group plc, a public company specializing in co-work and workspace brands, and, from July 2019 until its acquisition in February 2026, served as a member of the board of directors, nominating and governance committee, and audit committee chair of Synchronoss Technologies Inc., a public technology company specializing in cloud platforms and products. Laurie is a Certified Public
Accountant, and graduated summa cum laude with a Bachelor of Science degree in Business
Administration/Accounting from the University of Southern California.

We believe Ms. Harris's experience in the financial services and insurance industries and board leadership experience make her well qualified to serve on our Board.

Robert Kauffman
Director, member of our Board since 2020

Robert (Rob) Kauffman has served as a member of our Board since December 2021. He also served as a member of our Board prior to our initial public offering from June 2020 to 2021 and on the board of directors of Aldel, our publicly traded predecessor, from April 2021 to December
2021. Rob has served on the board of directors and as Chairman and Chief Executive Officer of
Aldel Financial II Inc., a special purpose acquisition company, since it went public in October
2024 and on the board of directors of Global Net Lease, Inc., a real estate investment trust, since
March 2024. Rob is also the current Chairman of the Race Team Alliance, an association of
NASCAR Cup Series teams; owner of RK Motors, a leading restorer, re-seller and provider of classic cars; and advisory board member of McLaren Racing, a leading United Kingdom based
Formula 1 racing team. From 1998 to 2012, Rob was a co-founder, principal, and member of the board of directors of Fortress Investment Group LLC ("Fortress"), an investment management firm.
Prior to co-founding Fortress, he was a managing director at UBS Investment Bank from 1997 to
1998. Rob earned a Bachelor's degree in Business Administration from Northeastern University.

We believe Mr. Kauffman's experience in capital markets, senior management, board leadership, and experience in the classic and enthusiast vehicle industry make him well qualified to serve on our Board.

Hagerty 2026 Proxy Statement

Sabrina Kay
Director, member of our Board since 2021

Dr. Sabrina Kay has served as a member of our Board since December 2021. She has served as the CEO of Fremont Private Investments Inc. since 2002, and a Strategic Partner at VSS Capital
Since 2021. In 2006, she co-founded Premier Business Bank, which was merged with First
Foundation, Inc. in 2018. That same year, she founded Fremont University, where she served as
Chancellor and CEO until 2020, integrating a Dale Carnegie franchise into the university's MBA program during her tenure. In 1992, Dr. Kay founded the Art Institute of Hollywood, serving as its
CEO and sole owner until its sale to EDMC, a public company, in 2002. Since December 2020, Dr.
Kay has been a member of the board of directors and the audit and compensation committees of
MannKind Corporation, a public biopharmaceutical company. Since May 2022, she has also served on the board of directors and the compensation and nominating & governance committees at East West Bancorp, Inc., the publicly traded holding company of East West Bank. Dr. Kay holds an MBA from the University of Southern California, an MS in Education, and a doctorate in Work-
Based Learning Leadership from the University of Pennsylvania.

We believe Dr. Kay's senior management and board leadership experience make her well qualified to serve on our Board.

Anthony Kuczinski
Director, member of our Board since 2024

Anthony (Tony) J. Kuczinski has served as a member of our Board since July 2024. Tony has held various leadership positions throughout his 34-year career at Munich Reinsurance US Holdings
(Munich Re US), including 15 years as President and Chief Executive Officer, as well as Executive
Advisor to the Board of Management for Munich Re US upon his retirement as CEO in 2023. Prior to Munich Re, Tony was Chief Operating Officer of NY Marine and General Insurance Company.
He also worked in the audit practice of the public accounting firm of Coopers & Lybrand. Tony provides strategic and leadership advisory services to senior executives in the insurance industry through LST Risk Concepts, LLC, a firm he founded and for which he serves as Chief Executive
Officer. In addition, he serves as Lead Independent Director of Skyward Specialty Insurance
Group, a specialty insurance company delivering commercial property and casualty products and solutions. He also serves on the board of Ryan Specialty, a U.S. property and casualty insurance wholesale broker. Tony completed the advanced executive education program in conjunction with the AICPCU and the Wharton School. Tony earned a bachelor’s degree in business administration from Pace University.

We believe Mr. Kuczinski's experience in senior leadership, insurance and reinsurance, and board leadership make him well qualified to serve on our Board.

Hagerty 2026 Proxy Statement

Mika Salmi
Director, member of our Board since 2021

Mika Salmi has served as a member of our Board since December 2021. Mika is a serial entrepreneur and active early stage venture investor. He has been a Venture Partner at Lakestar
Advisors, a European venture capital firm, since January 2024. From 2020 through to January
2024 he was the Managing Partner of Lakestar Advisors, and previously served as Partner from
January 2019 to February 2020. Prior to Lakestar Advisors, from 2014 to 2019, he served as a
Senior Advisor to The Raine Group LLC, a global merchant bank focused on technology, media, and telecommunications. From 2012 to 2014, he served as the founding CEO of CreativeLive, an online education company. Previously, in 1998 he founded Atom Entertainment which was a pioneer in online entertainment with its three globally recognized brands - AtomFilms, Shockwave and AddictingGames. Mika sold Atom to Viacom (now Paramount Global) where he served as
President of Digital and sat on the Executive Committee. Mika earned a Bachelor of Science degree from the University of Wisconsin and an MBA from INSEAD.

We believe Mr. Salmi's experience in capital markets, senior management, and board leadership make him well qualified to serve on our Board.

Hagerty 2026 Proxy Statement

Executive Officers

The following table sets forth certain information about each of our executive officers as of April 30, 2026:

Name	Age	Position(s)

McKeel Hagerty	58	CEO and Chairman of the Board

Patrick McClymont	56	Chief Financial Officer ("CFO")

Kenneth Ahn	48	President of Marketplace

Jeffrey Briglia	56	President of Insurance

Diana Chafey	57	Chief Legal Officer and Corporate Secretary

Collette Champagne	57	Chief Human Resources Officer and Chief Administrative Officer

Russell Page	55	Chief Information Officer
Hagerty 2026 Proxy Statement

The following biographical information is provided for each of our executive officers:

McKeel Hagerty
CEO
McKeel Hagerty has served as the CEO of Hagerty since 2000 and is the Chairman of our Board. His biographical information is above under the “Directors” section.

Hagerty's CEO since 2000.

Patrick McClymont
CFO

Patrick McClymont has served as our CFO since September 2022. Prior to joining Hagerty, he served as the CFO of Orchard Technologies, Inc., a residential real estate services company from
2021 through August 2022. From 2016 to 2021, Patrick served as the CFO of IMAX Corporation
(NYSE: IMAX). He was responsible for all aspects of IMAX’s finance-related functions including control, financial planning & analysis, tax, investor relations, risk management, information technology, and corporate development and strategy. From 2013 to 2016, he served as the CFO at
Sotheby’s, a global brokerage selling and financing authenticated art and luxury collectibles. Prior to Sotheby’s, Patrick was a Partner and Managing Director at Goldman, Sachs & Co., where he spent 15 years. He earned a Bachelor of Science degree from Cornell University and a Master of
Business Administration degree from the Tuck School of Business at Dartmouth.

Hagerty's CFO since 2022.

Kenneth Ahn
President of Marketplace

Kenneth (Ken) Ahn has served as the President of Hagerty Marketplace since January 2022. Ken is also the President of Broad Arrow Group, Hagerty's wholly owned subsidiary. From November
2016 to August 2021, Ken served as President of RM Sotheby’s, a collector car auction house.
From 2014 to 2016, he led the strategy and corporate development efforts at Sotheby's as SVP,
Strategy and Corporate Development, in New York. Prior to Sotheby’s, from 2007 to 2014, Ken worked in the Investment Banking Division at Goldman Sachs in New York, as a member of the
Global Industrials Group as well as the M&A Group. Ken earned an AB, with honors, in Economics from Harvard College and an MBA from Harvard Business School.

President of Hagerty Marketplace since 2022.

Hagerty 2026 Proxy Statement

Jeffrey Briglia
President of Insurance

Jeffrey (Jeff) Briglia has served as Hagerty‘s President of Insurance since June 2024. Before joining Hagerty, Jeff served as the President and CEO of Plymouth Rock Assurance’s Direct and
Partner Group. Prior to Plymouth Rock, Jeff was the Chief Operating Officer and Chief Insurance
Officer for Metromile. He also held executive leadership positions at market leaders Progressive and Allstate, and at Mercury Insurance. Jeff holds a Bachelor of Science degree in Civil
Engineering from SUNY Buffalo and an MBA from Carnegie Mellon University.

Head of Hagerty's Insurance Business since 2024.

Diana Chafey
Chief Legal Officer and Corporate Secretary

Diana Chafey has served as our Chief Legal Officer and Corporate Secretary since 2023. Before joining Hagerty, Diana served as chief legal officer and corporate secretary for ATI Physical
Therapy ("ATI"), a rehabilitation provider, from 2018 through 2022. Prior to ATI, she was the executive vice president, general counsel and corporate secretary for The Warranty Group (TWG
Holdings Limited), a provider of insurance and protection products for consumer goods. Diana was also a partner at the law firm DLA Piper LLP (US). Diana earned a Bachelor's degree in
Communications from Arizona State University and a Juris Doctor degree from Valparaiso
University School of Law.

Hagerty's Chief Legal Officer and Corporate Secretary since 2023.

Collette Champagne
Chief Human Resources Officer and Chief Administrative Officer

Collette Champagne has served as our Chief Human Resources Officer and Chief Administrative
Officer since 2023, having previously served as Chief Operating Officer since 2018, and as SVP of
Human Resources and Chief People Officer at Hagerty. Collette joined Hagerty in 1999 as leader of our sales and service operation. She is a graduate of the University of Michigan Executive
Human Resources Program. Collette earned Bachelor of Science degrees in Agriculture and
Natural Resources and Communications from Michigan State University.

Hagerty's Chief Human Resources Officer and Chief Administrative Officer since 2023 and Hagerty Team Member since 1999.

Hagerty 2026 Proxy Statement

Russell Page
Chief Information Officer

Russell Page leads Hagerty’s IT strategy including analytics and data science, cyber and information security, corporate systems, and network and infrastructure management. Prior to
Hagerty, from August 2021 through July 2022, Russell was a member of the General Motors
Financial leadership team, serving as the Head of Strategy & Growth for OnStar Insurance. Before
General Motors, between January 2014 and October 2018, Russell served as CEO & President of
DaRK Capital, a privately held technology holding company, and its worldwide operating subsidiaries. Russell’s background also includes both business and technology leadership roles, serving companies such as Taylor Corporation, State Farm Insurance and Plymouth Rock
Assurance. Russell earned a Bachelor of Science in Business from Eureka College and a Master of
Business Administration degree from the University of Idaho.

Hagerty's Chief Information Officer since 2022.

Hagerty 2026 Proxy Statement

Proposal Two
Advisory Vote to Approve Compensation of
Named Executive Officers

In accordance with Section 14A of the Exchange Act, we are asking stockholders to approve an advisory resolution on the compensation of our named executive officers, as described below in this Proxy Statement in “Executive Compensation,”
“Summary Compensation Table,” and the related compensation tables and narrative.
As described in detail in “Compensation Discussion and Analysis” beginning on page 33, our executive compensation program is designed to attract, motivate and retain executives who lead our business, to reward them for achieving our financial and strategic goals and to align their interests with the interests of our stockholders. We believe that the compensation of our named executive officers (“NEOs”) is reasonable, competitive and strongly focused on pay-for-
performance, with a significant portion of target compensation at risk and performance-based. We emphasize compensation opportunities that appropriately reward executives for delivering financial results that meet or exceed pre-
established goals, and executive compensation varies depending on the achievement of those goals. Through stock ownership requirements and equity incentives, we also align the interests of our executive officers with those of stockholders and the long-term interests of the Company. We believe that the policies and procedures described in
“Compensation Discussion and Analysis” are effective in achieving our goals and that the executive compensation reported in this Proxy Statement was appropriate and aligned with 2025 results. Please read “Compensation Discussion and Analysis” below, as well as the compensation tables and narrative that follow it, for additional details about our executive compensation programs and NEO compensation in 2025.
For the reasons set forth above, we are asking stockholders to approve the following advisory resolution at the Annual
Meeting:
RESOLVED, that the stockholders of Hagerty, Inc. approve, on a non-binding advisory basis, the compensation of the
Company’s named executive officers set forth in the Compensation Discussion and Analysis, the Summary
Compensation Table and the related compensation tables and narrative in the Proxy Statement for the Company’s
2026 Annual Meeting of Stockholders.
Vote Required for Approval
Approval of Proposal Two requires the affirmative vote of a majority of the voting power of the shares of capital stock present by virtual attendance or represented by proxy and entitled to vote at the Annual Meeting. Abstentions will have the same effect as a vote "AGAINST" this proposal, and broker non-votes (if any) will have no effect on the outcome.
This advisory resolution, commonly referred to as a “say-on-pay” resolution, is non-binding on our Board. However, our
Board and the Compensation Committee will review and consider the vote when making future executive compensation decisions. We expect the next say-on-pay vote to occur at our 2027 Annual Meeting of Stockholders.
Hagerty 2026 Proxy Statement

Recommendation

Our Compensation Committee and Board unanimously recommend that you vote "FOR" the non-
binding advisory resolution approving the compensation of our named executive officers as described in this Proxy Statement.

Hagerty 2026 Proxy Statement

Executive Compensation

Compensation Discussion and Analysis

This section describes the material elements of our executive compensation program and provides an overview of our executive compensation philosophy and objectives underlying this program. It provides perspectives on how and why our
Board and Compensation Committee made specific compensation decisions for our NEOs, including the key factors that the Board and Compensation Committee considered in determining their compensation.
Our 2025 NEOs are set forth in the following table:

Name	Position
McKeel Hagerty	Chief Executive Officer
Patrick McClymont	Chief Financial Officer
Jeffrey Briglia	President of Insurance
Russell Page	Chief Information Officer
Kenneth Ahn	President of Marketplace
Executive Summary
Pay for performance
The charts below summarize our key financial results for fiscal year 2025 as compared to fiscal year 2024. These strong results reflect our employees’ commitment, execution of our business strategy, and the momentum of our multi‑year growth.

GROWTH	PERSISTENCE	PROFITABILITY

$1,456M Total Revenue +17%	39.3% Loss Ratio	$139M Income Before Taxes +49%	$149M Net Income +91%

86.6% Combined Ratio[1]

$1,194M Written Premium +14%		$237M Adjusted EBITDA +46%	$0.41 Basic Earnings Per Share

88.7% Retention
1Hagerty Re’s Combined Ratio is the ratio of (i) Hagerty Re’s losses, loss adjustment expenses, and underwriting expenses to (ii) its earned premium. Loss and loss adjustment expenses includes the $21 million of reserve reductions in the fourth quarter of 2025 primarily related to favorable developments for the 2024 accident year and improved current accident year experience.
Hagerty 2026 Proxy Statement

Hagerty aligns executive compensation programs with stockholder interests by tying short- and long-term incentives to specific financial and operational measures and delivering a significant portion of incentives in equity-based compensation.
For 2025, Hagerty’s pay-for-performance approach produced compensation outcomes that were closely linked with company performance. The measures tied to our Annual Incentive Plan (“AIP”) in 2025 are an excellent demonstration of this alignment in our short-term incentive program:

2025 AIP Measure[1]	Company Result	Payout (% of Target)
Adjusted AIP EBITDA (50% weighting)	$238.4M	150%
Total Revenue Growth (30% weighting)	17.9%	150%
Policies In Force (PIF) Retention (20% weighting)	88.7%	100%
Total		140%
1For a description of how these are defined and measured, see “Compensation Discussion and Analysis—Compensation Elements—
Annual Incentive Plan” below.
Hagerty’s long-term incentive program ties our NEOs’ compensation to stockholder interests through grants of the following long-term incentive vehicles:
•Performance restricted stock units (“PRSUs”): Equity incentive units that convert to Hagerty common stock subject to Hagerty’s actual performance measured against specified performance targets and the recipient’s continued
service. For the PRSUs granted in 2025, Hagerty selected cumulative Adjusted Operating Income over the three-year period from 2025 through 2027 for the performance target, which we believe is aligned with long-term stockholder value creation. For a description of how Adjusted Operating Income is defined and measured, see "Compensation
Discussion and Analysis—Compensation Elements—Long Term Incentives” below.
•Time-based restricted stock units (“RSUs”): Equity incentive units that convert to Hagerty common stock in three equal installments over a three-year period, subject to the recipient’s continued service.
Pay policies and practices
Our compensation programs reflect industry-wide best practices. We are committed to aligning executive pay with our performance and the interests of our stockholders.
Hagerty 2026 Proxy Statement

What We Do	What We Don’t Do
Review pay levels relative to a peer group of comparable companies	Permit repricing of underwater options without stockholder approval
Grant long-term awards that are at least 50% performance-based	Permit hedging or pledging of Hagerty stock without both Board and Chief Legal Officer written approval
Cap incentive awards; no payouts below threshold performance levels	Offer excessive perquisites
Retain an independent consultant engaged by and reporting directly to the Compensation Committee	Count unvested PRSUs towards ownership requirements
Maintain robust stock ownership guidelines	Use incentive plans that incentivize excessive risk-taking
Pay Mix
In alignment with Hagerty’s pay-for-performance compensation approach, the majority of the compensation opportunities of the CEO and other NEOs are at-risk, with a significant portion of payouts subject to achievement of specific and measurable performance criteria, with performance-based compensation opportunities tied primarily to profitability, growth, and retention metrics designed to reflect value creation for stockholders:
CEO Pay Mix1

CEO At-Risk Performance Based-Pay: 68%

Performance Restricted Stock Units 5%
Base Salary 32%
Annual Incentive Plan 63%

1.Mr. Hagerty did not receive a time-based RSU award for fiscal 2025; accordingly, his pay mix reflects only base salary, annual incentive, and PRSUs. See "Compensation Elements—Long-term incentives" for further discussion.
Hagerty 2026 Proxy Statement

NEO Average Pay Mix1

NEO Average At-Risk Performance Based-Pay: 66%

Time-Based Restricted Stock Units, 19%
Base Salary 34%
Performance Restricted Stock Units 19%
Annual Incentive Plan 27%

1.Due to rounding, the percentages presented in this figure do not total 100%.
The target total compensation mix for the CEO is set so that the majority of pay is at risk and performance-based. Given
Mr. Hagerty’s significant equity holdings as the Company’s founder, including his indirect ownership through Hagerty
Holding Corp. (“HHC”), our Board, on the Compensation Committee’s recommendation, evaluated those holdings and concluded they create meaningful long-term alignment with our stockholders. In light of that analysis, the Board elected to deliver the majority of his compensation through the annual incentive (200% of salary, or $2,400,000, at target).
Mr. Hagerty also participates in the long-term incentive plan and, in 2025, received $200,000 in PRSUs. Mr. Hagerty was not granted any time-based RSUs for 2025 due to his meaningful base salary, annual target incentive increase and substantial equity holdings. The Committee’s assessment of Mr. Hagerty’s existing equity alignment through HHC, together with his accountability for short- and long-term performance as CEO and market references for founder CEOs, informed this compensation mix.
For the other NEOs, most compensation opportunities are at risk to support Hagerty’s performance-based approach, and long-term incentives make up a greater share of target total compensation to align interests with stockholders.
Compensation elements
The following chart summarizes the elements of our compensation program:

Compensation Element	Purpose	Annual or Long-Term	Value Delivered: Fixed or Variable
Base Salary	•Provide a fixed level of cash compensation for performing day- to-day responsibilities	Annual	Fixed
Annual Incentive Plan	•Reward annual financial and operational performance	Annual	Variable
Hagerty 2026 Proxy Statement

Compensation Element	Purpose	Annual or Long-Term	Value Delivered: Fixed or Variable
Performance Restricted Stock Units	•Align long-term company operating performance to variable compensation opportunity •Align management interests with those of stockholders through changes in share price	Long-Term	Variable
Time-Based Restricted Stock Units	•Encourage retention and reward long-term company performance •Align management interests with those of stockholders through changes in share price	Long-Term	Variable
Benefit Plans	•Attract and retain highly-qualified executives •Satisfy executive health, welfare, and retirement needs	Annual	Fixed
Employment and Termination Arrangements	•Attract and retain highly-qualified executives and protect against uncertainty	Both	Fixed
Stockholder advisory vote on executive compensation and say-on-pay frequency
This year, stockholders will have their first opportunity to cast advisory votes on executive compensation and on the frequency of future advisory votes on executive compensation, as Hagerty is no longer an emerging growth company and is therefore providing full executive compensation disclosures as required by SEC rules, including say-on-pay and say-on frequency proposals. We value feedback from our stockholders on executive compensation. Although the advisory votes to approve executive compensation of our named executive officers (Proposal Two) and the frequency of the advisory vote on the compensation of our named executive officers (Proposal Three) are not binding on the Company, the Board and
Compensation Committee will review and consider the vote results when making future executive compensation decisions and when making determinations as to when the Company will again submit the advisory vote on the compensation of our named executive officers to stockholders for approval.
Hagerty 2026 Proxy Statement

Compensation Philosophy and Objectives
Hagerty’s compensation philosophy is regularly reviewed and approved by the Compensation Committee. For 2025, the compensation philosophy framework below was used to inform compensation decisions:

Reward Long- Term Value Creation	Align executives’ interests with stakeholders. A meaningful portion is delivered in equity to drive growth over a multi-year period.

Pay for Performance	Compensation plans motivate individuals and teams to take actions that create shareholder value. Exceptional performance is rewarded and poor performance results in a significantly reduced payout.

Align with Market	Compensation packages are competitive with the external market. The competitive market is primarily defined as similarly-sized insurers but supplemental references may be used for certain roles.

Evolve to Support Business Strategy	The compensation strategy is flexible to meet evolving business needs and to attract and reward critical talent.

Reinforce Hagerty’s Mission and Culture	Compensation plans reinforce our purpose to preserve driving and car culture for future generations.

Compensation-Setting Process
In setting annual compensation opportunities, the Compensation Committee considers several factors:
•the qualifications of each executive officer and each individual’s time in their role;
•the performance of the individual;
•internal equity among executives and the impact of each of their roles within the Company; and
•practices at peer organizations and other market references.
Role of Compensation Committee and management
The Compensation Committee is responsible for recommending to the Board pay decisions for the CEO and executive officers, designing and setting targets and ranges for the company’s annual and long-term incentive programs, and recommending for the Board’s approval any grants of long-term compensation awards under the Company’s equity-based long-term incentive program to executive officers. In addition, the Compensation Committee also reviews external compensation policies and programs and evaluates such policies on an annual basis to ensure the Company’s programs serve the Company’s business strategy and stockholder interests, are reasonably informed by market practices, and are aligned with compensation governance best practices.
The CEO provides recommendations for executive officer pay decisions (including the NEOs other than the CEO) to the
Compensation Committee for ultimate review and recommendation to the Board.
Hagerty 2026 Proxy Statement

Role of consultant
Under its charter, our Compensation Committee has the authority to retain outside counsel or other advisors. The
Compensation Committee selected Mercer to serve as its independent executive compensation consultant. Mercer advised our Compensation Committee on executive compensation matters including our compensation philosophy, compensation peer group, and incentive design.
Our Compensation Committee assessed Mercer's independence pursuant to the NYSE rules and concluded that its retention of Mercer did not raise any conflicts of interest. In making this assessment, the Compensation Committee considered, among other factors, (i) Mercer’s provision of other services to the Company, (ii) the amount of fees received by Mercer from the Company as a percentage of Mercer’s total revenue, (iii) Mercer’s policies and procedures designed to prevent conflicts of interest, (iv) any business or personal relationships between the Mercer team and members of the
Compensation Committee, (v) any Company stock owned by the Mercer team, and (vi) any business or personal relationships between the Mercer team and our executive officers.
Peer group benchmarking
To assist the Compensation Committee in reviewing and setting executive compensation, monitoring market practices and trends, and evaluating compensation design and pay levels, the Compensation Committee considered data from proxy statements of selected “peer group” companies. The Compensation Committee uses this peer group data as a reference point in evaluating pay levels and program design; it does not apply peer group data using a formal mathematical formula in setting any individual executive’s compensation. For 2025, the peer group included 15 companies in the insurance industry, which were selected because they are similar in size to the Company based on revenue and market capitalization, and because the Company competes with these companies for talent. As of December 31, 2024, when the peer group was used for compensation decisions, the Company’s revenues of $1,242 million and market capitalization of
$3,291 million were at the 43rd percentile and 69th percentile, respectively, of the peer group, which had median revenues and market capitalizations of $1,389 million and $1,417 million, respectively.
The Company’s 2025 peer group consisted of the following companies:
•The Baldwin Insurance Group, Inc.
•Donegal Group, Inc.
•Erie Indemnity Company
•Goosehead Insurance, Inc
•Heritage Insurance Holdings, Inc.
•Horace Mann Educators Corporation
•Kinsale Capital Group, Inc.
•Palomar Holdings, Inc.
•RLI Corp.
•Ryan Specialty Holdings, Inc.
•Safety Insurance Group, Inc.
•Skyward Specialty Insurance Group, Inc.
•Tiptree Inc.
•United Fire Group, Inc.
•Universal Insurance Holdings Inc.
Compensation Elements
Base salary
Base salaries for our executive officers are intended to be market-competitive to attract and retain an effective management team, when considered in combination with the other components of the compensation program. In general, we seek to provide a base salary level that reflects each officer’s scope of responsibility and accountability. Our
Compensation Committee reviews the base salaries of our NEOs annually and recommends any adjustments it deems necessary for Board approval.
Hagerty 2026 Proxy Statement

For 2025, the Compensation Committee recommended and the Board approved the following annual base salaries for our executive officers:

Officer	2025 Annual Base Salary	2024 Annual Base Salary
McKeel Hagerty	$1,200,000	$850,000
Patrick McClymont	$650,000	$575,000
Jeffrey Briglia	$650,000	$650,000
Russell Page	$650,000	$650,000
Kenneth Ahn	$600,000	$600,000
The Compensation Committee recommended, and the Board approved, structural changes to Mr. Hagerty’s 2025 compensation. Effective January 1, 2025, these changes increased base salary from $850,000 to $1,200,000, increased the target annual incentive opportunity from 100% to 200% of salary, and reduced the annual long-term incentive grant from $1,700,000 to $200,000, provided solely in PRSUs. This change in Mr. Hagerty’s compensation mix to be more heavily weighted toward cash compensation was made in recognition of his significant equity holdings as a member of the founding family of the Company, which primarily derive from his ownership interest in HHC, our controlling stockholder. As reported under “Security Ownership of Certain Beneficial Owners and Management,” HHC beneficially owned 166,552,156 shares of our Class V Common Stock as of April 10, 2026 (approximately 68.95% of that class and 65.98% of total voting power). This existing ownership provides strong alignment with the interests of other stockholders and focuses Mr. Hagerty on continued achievement of our financial objectives.
Effective January 1, 2025, Mr. McClymont’s base salary was increased from $575,000 to $650,000 in recognition of his performance and competitive data for Chief Financial Officer compensation.
Annual Incentive Plan
Our AIP is designed to hold executives accountable, reward performance based on actual business results, and create a pay-for-performance culture. Our Compensation Committee reviews the performance metrics, associated goals, and target incentives under our AIP for each of our named executive officers each year (or otherwise at the time of a new hire or promotion) and recommends for Board approval any adjustments it deems necessary.
In February 2025, the Compensation Committee approved the 2025 AIP design. In determining AIP metrics and goals, the
Compensation Committee assessed whether the existing performance metrics were adequately linked to our strategy and drove appropriate incentives, whether additional metrics were warranted, and whether any weightings should be adjusted.
The Compensation Committee decided to replace the Operating Income metric with Policies in Force (PIF) Retention metric, with a weighting of 20%. This change was designed to reinforce the importance of customer satisfaction and retention to the long‑term growth of the Company. The weightings for Adjusted AIP EBITDA and Total Revenue Growth were set at 50% and 30%, respectively, which were increases and decreases, respectively, to the prior respective weightings for these metrics, and were made to: (i) emphasize durable, high‑quality earnings growth as the Company scales, including operating discipline and loss‑ratio performance that translate revenue into bottom‑line results; and
(ii) moderate the weighting on topline growth to avoid over‑incentivizing volume without commensurate profitability, consistent with our philosophy of rewarding growth that is efficient, sustainable, and value‑accretive for stockholders.
Calculating Adjusted AIP EBITDA begins with Net Income and adds back interest and other (income) expense, income tax
(benefit) expense, and depreciation and amortization. The measure is then adjusted to (i) add back share-based compensation and, when applicable, (ii) exclude restructuring, impairment and related charges, legal settlements and similar items, certain public company or transaction-related costs, and other unusual or non-recurring items approved by the Audit Committee. For AIP purposes, Adjusted AIP EBITDA is measured before AIP expense and holds catastrophe
(“CAT”) losses at plan up to $70 million per year. For this metric, CAT losses are weather or catastrophe related losses recognized in our insurance operations under our underwriting and reinsurance practices (for example, severe convective storms, hail, wind, flood, or wildfire events) as determined under our reinsurance program. For AIP purposes, the calculation also excludes net investment income and includes the add‑back of interest paid to State Farm, in each case as
Hagerty 2026 Proxy Statement

reflected in the Compensation Committee‑approved metric. These AIP‑specific mechanics are intended to focus participants on controllable, plan‑based operating performance and avoid windfalls or penalties from uncontrollable events or weather volatility. Net Income is the most directly comparable GAAP measure.
For 2025, the Compensation Committee and the Board determined to award each named executive officer a payout of
100% for the individual performance component under the AIP. While the Compensation Committee has historically differentiated individual performance ratings across NEOs, it concluded this year that all NEOs were high‑performing and met all of their established goals and objectives and that it would not adjust the awarded amount for any named executive officers based on individual performance. In making this determination, the Compensation Committee reviewed each executive’s performance against pre‑set individual objectives aligned with our strategic plan, including: profitable growth and underwriting discipline (reflected in loss‑ratio performance and expense management), execution of marketplace and membership initiatives, advancement of technology and data roadmaps supporting operating leverage, and leadership and talent outcomes. The Compensation Committee also considered that Company performance exceeded plan on the two financial metrics (Adjusted AIP EBITDA and Total Revenue Growth) and met the plan range on Policies in Force
Retention, with management delivering results consistent with our pay‑for‑performance philosophy. After reviewing management’s assessment and its own evaluation of each NEO’s achievements and leadership impact, the Compensation
Committee determined that a uniform 100% individual performance factor appropriately reflected the year’s results and maintained alignment between pay outcomes and stockholder value creation. Consistent with our AIP design, the
Compensation Committee retains discretion to adjust awarded bonus amounts upwards or downwards based on individual performance.
While the corporate performance component of the AIP can range from 0% to 150% of target incentive amount, the individual component of the AIP is not subject to a cap. As a result, each of the NEOs is eligible to receive a total AIP payout that exceeds 150% of target.
Hagerty 2026 Proxy Statement

Below is a summary of each metric and how they align to our strategy:

Metric	Weight	Rationale for Inclusion
Adjusted AIP EBITDA (Non- GAAP)	50%	•Ensures that growth in the business adds to our bottom line •Allows us to measure our progress against our operating plan, which is approved by the Board in December prior to the beginning of the year
Total Revenue Growth	30%	•Aligns to our long-term growth strategy •Allows us to measure our progress against our operating plan, which is approved by the Board in December prior to the beginning of the year
PIF Retention	20%	•Represents a key measure of customer satisfaction •Indicates the quality of our service model and value proposition to customers
As discussed above, the Compensation Committee and Board take into account individual performance as well as achievement against corporate performance goals when determining awarded bonus amounts to our NEOs. Under the AIP design, achievement of the corporate performance goals for each metric determines a formulaic corporate performance payout level up to 150% of target (the "maximum" level shown in the table below). The Compensation Committee and the
Board then apply each executive's individual performance modifier in a manner that may result in a total AIP payout that exceeds 150% of target, such that there is no actual maximum AIP payout level.
The corporate performance goals and actual performance for each AIP corporate performance metric are set out below, resulting in a composite payout of 140% of target:

Corporate Performance Metric	Threshold Achievement (50% Payout)	Target Achievement (100% Payout)	Maximum Achievement (150% Payout)	Actual Achievement (Metric Value)	Actual Achievement (% of Target)
Adjusted AIP EBITDA (Non-GAAP)[1,2]	$155.5M	$194.4M	$233.2M	$238.4M	150%
Total Revenue Growth	11.1%	13.9%	16.7%	17.9%	150%
PIF Retention	86%	88-90%	92%	88.7%	100%
Total					140%
1Reflects values rounded to the nearest tenth of $1 million.
2Adjusted EBITDA for fiscal year 2025, as reconciled to Net Income in our Annual report on Form 10‑K, was $236,791,842. For AIP purposes, we (i) add back AIP expense of $35,203,068, (ii) adjust CAT losses to plan, resulting in an increase of $2,965,339, (iii) exclude net investment income of $38,648,436, and (iv) add back interest paid to State Farm of $2,060,000. After these AIP‑specific adjustments, and a reconciling adjustment of $(19,096) between approval of the payout and final posted numbers, Adjusted AIP EBITDA used for annual incentive determinations was $238,352,718 for 2025. These
AIP‑specific adjustments apply solely for incentive plan purposes; see our Annual report on Form 10‑K for the reconciliation of Adjusted EBITDA to Net
Income.
AIP target values are expressed as a percentage of the actual base salary paid during the performance year for each of our name executive officers, as set out in the table below. Final payouts are subject to individual adjustment at the discretion of the Board.
Based on weighted performance against AIP metrics and the Board’s evaluation of individual performance, final payouts for each executive officer were as follows:

Officer	Base Salary Paid in 2025($)	2025 Target Annual Incentive (% Base Salary Paid in 2025)	2025 Target Annual Incentive($)	Company Performance (% of Target)	Actual Annual Incentive Earned($)
McKeel Hagerty	1,185,417	200	2,370,834	140.0	3,319,169
Patrick McClymont	646,876	100	646,876	140.0	905,626
Jeffrey Briglia	650,000	75	487,500	140.0	682,500
Russell Page	650,000	75	487,500	140.0	682,500
Kenneth Ahn	600,003	75	450,002	140.0	630,003
Hagerty 2026 Proxy Statement

Hagerty 2026 Proxy Statement

Long-term incentives
We award long-term incentives to retain talented members of our team and motivate them to achieve long-term financial and strategic objectives. In 2025, our Board approved a 100% PRSU award to our CEO and a 50:50 mix of PRSUs and
RSUs for our other NEOs. PRSUs are earned based on achievement against Board-approved performance criteria and are subject to continued service. RSU awards vest subject to continued service.
The table below summarizes the key elements of our long-term incentive plan:

Vehicle	Weighting	Performance Criteria	Vesting Schedule
Performance Restricted Stock Units	•CEO: 100% •Other NEOs: 50%	•3-year Adjusted Operating Income (100% Weighting) for the 2025-2027 performance period •Continued service	•100% cliff-vesting upon determination, following the three-year performance period, of the performance level actually achieved, subject to continued service through the determination date
Restricted Stock Units	•CEO: 0% •Other NEOs: 50%	•Continued service	•Pro rata vesting on each of the first three anniversaries of the grant date (33% on each anniversary)
2025 PRSU Awards
The PRSU awards granted to our NEOs on April 1, 2025 vest based on achievement of an aggregate Adjusted Operating
Income target (the “2025 PRSUs Performance Target”) measured over January 1, 2025 through December 31, 2027 (the
“2025-2027 Performance Period”). The PRSU performance targets are established for incentive compensation purposes and are not intended to constitute, and should not be relied upon as, management guidance, forecasts, or projections regarding our future performance for the applicable performance period. Performance is measured as a percentage of the
Hagerty 2026 Proxy Statement

2025 PRSUs Performance Target, ranging from a threshold of 70% of the 2025 Grant Performance Target to a maximum of
150% of the 2025 PRSUs Performance Target. Payouts in Class A Common Stock correspond to this range: performance between threshold and target results in 35% to 100% of target shares, and performance between target and maximum results in 100% to 200% of the target shares. In addition, vesting of the PRSU awards is contingent upon the NEO’s continuous employment throughout the 2025-2027 Performance Period and continuing through the date on which our
Compensation Committee determines the applicable level of performance attained during the 2025-2027 Performance
Period, which is expected to occur in the first calendar quarter following the end of the 2025-2027 Performance Period (the
“2025 PRSUs Determination Date”). Any vested PRSUs will be settled into the corresponding number of shares of our
Class A Common Stock as soon as reasonably practicable following the 2025 PRSUs Determination Date. In the event of a change in control, our Compensation Committee may determine the number of earned PRSUs based on achievement of the 2025 PRSUs Performance Target immediately prior to the transaction (“Earned PRSUs”). Any Earned PRSUs would be eligible to vest generally subject to the NEO’s continued employment through the date our Compensation Committee determines the applicable level of performance attained.
For purposes of determining award achievement for our PRSUs, we calculate “Adjusted Operating Income” from our audited consolidated financial statements by starting with Operating income (loss) as reported in our consolidated statements of operations (or, for periods in which Operating income (loss) is not presented as a separate line item or is not presented on a comparable basis, Operating income (loss) as derived from audited GAAP captions as described below), which is the most directly comparable GAAP measure. Beginning with our Annual Report on Form 10‑K for the year ended
December 31, 2025, we present our consolidated financial statements in accordance with Article 7 of Regulation S‑X, which eliminated Operating Income as a line item and repositioned various items within our income statement.
Accordingly, to calculate performance on the same basis as the targets we set, for periods where Operating income (loss)
is derived for PRSU performance purposes, we derive Operating income (loss) using audited GAAP captions reflected in our consolidated statements of operations, including Income before income taxes and the line items necessary to remove components that were not previously reflected in Operating Income (including Net investment income, Net investment gains, Interest and other income (expense), net, and Loss (gain) related to warrant liabilities, net).
In this calculation, “Adjusted Operating Income” is cumulative over the applicable performance period and reflects the sum of the annual Adjusted Operating Income amounts for each year in the performance period. After determining
Operating income (loss) as described above, “Adjusted Operating Income” further reflects the following incentive-plan adjustments (each as applicable and as approved for PRSU performance measurement): (i) add back warrant expenses;
(ii) add back severance costs; (iii) add back secondary offering costs; (iv) add back legal settlement expense; and (v) for the 2025–2027 PRSU performance period, adjust CAT losses (including variances above or below plan) to the annual CAT assumption used in the plan, subject to the same guardrails applied for the Company’s annual incentive plan CAT-to-plan framework. These adjustments apply solely for incentive compensation purposes. For the avoidance of doubt, any discounts or other risk adjustments applied by our Compensation Committee in establishing the annual or cumulative
PRSU target levels for the performance period affect only the target levels and do not change how Adjusted Operating
Income is calculated for PRSU performance purposes as described above.
2025 RSU Awards
The RSU awards granted to our NEOs on April 1, 2025, as further detailed in the table below, are subject to a time-based vesting requirement with one-third of the RSUs granted vesting into shares of our Class A Common Stock on each of the first, second, and third anniversaries of the grant date, assuming the continued service of the executive officers on each vesting date. Our Board occasionally approves discretionary RSU awards. No discretionary awards were granted to any
NEOs in 2025.
Hagerty 2026 Proxy Statement

On April 1, 2025, our Board approved the grants of RSUs and PRSUs to our NEOs as set forth in the table below.

Officer	Number of PRSUs Granted	Target Value ($)	Number of RSUs Granted	Target Value ($)	Total Equity Target Value ($)
McKeel Hagerty	22,124	200,000	—	—	200,000
Patrick McClymont	62,915	568,750	62,915	568,750	1,137,500
Jeffrey Briglia	53,927	487,500	53,927	487,500	975,000
Russell Page	26,964	243,750	26,964	243,750	487,500
Kenneth Ahn	24,890	225,000	24,890	225,000	450,000
The number of shares subject to the PRSUs and RSUs is determined by dividing the target values by the closing trading price on the date preceding the applicable date of grant and rounding up to the nearest whole share. Stock awards are made under the Hagerty, Inc. 2021 Stock Incentive Plan (the "Equity Incentive Plan”). Vested RSUs settle one-for-one in shares of our Class A Common Stock, and PRSUs settle in a range of shares based on achievement against Compensation
Committee‑approved goals. All stock awards to our NEOs are subject to certain restrictive covenants, and continued
service with us through the vesting date, with exceptions for death, disability, or qualifying retirement.
401(k) Plan
We maintain a qualified 401(k) savings plan that allows participants to defer cash compensation up to the maximum amount allowed under IRS guidelines. We make a matching contribution to the plan equal to 100% of the participant’s elective deferral, up to 4% of his or her compensation. Participants are immediately vested in the contributions to the plan.
Personal benefits
Perquisites for NEOs in 2025 were limited to standard employee benefits, including 401(k) matching and employer‑paid insurance premiums. In addition, executive officers are eligible for Company‑paid executive physicals every 24 months.
The value of executive physicals provided in 2025 (if any) was included in “All Other Compensation” for the applicable
NEOs and did not exceed the SEC thresholds that would require separate identification and quantification.
Named Executive Officer Compensation Changes in 2026
As part of its annual review in early 2026, the Compensation Committee evaluated the CEO’s target compensation in the context of market practices, pay mix, and alignment with stockholder interests. In doing so, and considering Mr. Hagerty’s substantial existing equity holdings as the Company’s founder, the Compensation Committee determined that increasing the annual incentive opportunity, rather than adding equity, was the best modification to Mr. Hagerty’s compensation to further align his pay with the Company’s performance. After consideration of its assessment of Mr. Hagerty’s strong performance against the Company’s strategic objectives, the Compensation Committee concluded that increasing target opportunity under the AIP was the most appropriate and performance-aligned method to better position Mr. Hagerty’s target total direct compensation relative to market, while avoiding additional equity dilution and maintaining a strong emphasis on variable, at-risk pay. Accordingly, the Compensation Committee recommended, and the Board approved, an increase in Mr. Hagerty’s 2026 target AIP opportunity from 200% to 280% of base salary. This adjustment does not increase fixed compensation and is entirely contingent on achieving rigorous 2026 AIP performance objectives. The
Compensation Committee did not increase Mr. Hagerty's base salary and did not grant time‑based equity awards, but approved a grant of PRSUs with a grant‑date fair value of $200,000 for 2025, unchanged from the prior year, reflecting its view that performance‑based cash incentives, combined with meaningful existing equity ownership, provide the strongest alignment for Mr. Hagerty with stockholder outcomes.
In addition, as part of the annual review process that took place in early 2026, our Compensation Committee recommended, and our Board approved, changes to target compensation for Mr. Page and Mr. Ahn effective January 1,
2026. Our Board approved an increase in Mr. Page’s target AIP opportunity from 75% to 100% of base salary, and an
Hagerty 2026 Proxy Statement

increase in target long-term incentive value from $487,500 to $650,000. The Board approved an increase to Mr. Ahn’s base salary from $600,000 to $650,000, and an increase in Mr. Ahn’s target AIP opportunity from 75% to 100% of base salary.
These decisions reflect the criticality of these executives for the ongoing growth and success of the Company, ensure the competitiveness of their compensation opportunity versus market references, and maintain a strong pay for performance alignment with a majority of the increases delivered in variable incentive compensation.
Other Compensation Policies and Practices
Clawback Policy
We have adopted a Policy for Recovery of Erroneously Awarded Incentive Compensation ("Clawback Policy") that complies with the NYSE Listing Rules and Section 10D of the Exchange Act and applies to all of our current or former Section 16 officers. Under the Clawback Policy, we are required to seek to recover "Erroneously Awarded Compensation" as defined in the Clawback Policy, from any affected officer if we are required to prepare an accounting restatement due to our material noncompliance with any financial reporting requirement under securities laws. The Clawback Policy applies to accounting restatements to correct an error in previously issued financial statements that is material to the previously issued financial statement, or that would result in a material misstatement if the error was corrected in the current period or left uncorrected in the current period.
The compensation elements subject to clawback or cancellation under the Clawback Policy include any compensation that is granted, earned or vested based in whole or in part on the attainment of a "Financial Reporting Measure" (as defined in the Clawback Policy), in each case, awarded, earned or paid out during the three fiscal years immediately preceding the date on which we were required to prepare the restatement. Our Compensation Committee has full and final authority to make any and all determinations required or permitted under the Clawback Policy. During fiscal 2025, we did not restate any previously issued financial statements and did not recover, and were not required to recover, any incentive‑based compensation under the Clawback Policy.
Equity Grant Timing
We do not currently grant stock options, stock appreciation rights, or similar option-like instruments. If we anticipate granting such awards in the future, we will establish policies regarding the timing of such grants in relation to the disclosure of material nonpublic information. We have not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. The 2025 annual equity awards, consisting of performance-
based restricted stock units and time-based restricted stock units, were granted on April 1, 2025, consistent with our historical annual grant practice.
Compensation-Related Risk
Our Compensation Committee periodically reviews our compensation policies and practices for our employees as they relate to risk management and risk-taking incentives. Based on this review, we do not believe that our compensation policies and practices are reasonably likely to have a material adverse effect on the Company.
Tax and accounting
Section 162(m) of the Code generally disallows a federal income tax deduction for remuneration in excess of $1 million paid in any fiscal year to ‘covered employees,’ including the chief executive officer, chief financial officer and the three other most highly compensated executive officers.
In designing our executive compensation program, the Compensation Committee considers our overall compensation goals and what is in the best interests of our stockholders and does not limit executive compensation to that which is or may be deductible under Section 162(m).
Hagerty 2026 Proxy Statement

Compensation Committee Interlocks and Insider Participation

Sabrina Kay, Mike Heaton, Rand Harbert, and Anthony Kuczinski served as members of our Compensation Committee during fiscal 2025. None of the members of our Compensation Committee is or has been an officer or employee of Hagerty or any of its subsidiaries. None of our executive officers has served as a member of the compensation committee or other board committee performing equivalent functions of any entity that has one or more executive officers serving as one of our directors or on our Compensation Committee. As disclosed elsewhere in this Proxy Statement, during fiscal 2025,
Mr. Heaton was designated to serve on our Board by Markel and Mr. Harbert was designated to serve on our Board by
State Farm pursuant to the Investor Rights Agreement. Following Mr. Heaton’s resignation in April 2026, Markel exercised its rights under the Investor Rights Agreement to nominate Mr. Bjørnstad to fill the resulting vacancy. In connection with his appointment, the Board also named Mr. Bjørnstad to our Compensation Committee and our Nominating and Governance
Committee. For more information regarding the Company’s relationship and transactions with Markel and State Farm, see the section titled “Certain Relationships and Related Person Transactions.”
Hagerty 2026 Proxy Statement

Talent, Culture, and Compensation
Committee Report

The Compensation Committee has reviewed and discussed the
Compensation Discussion and Analysis set forth above with
management. Based on such review and discussion, the
Compensation Committee recommended to the Board that the
Compensation Discussion and Analysis be included in this
proxy statement.

Our Compensation Committee
oversees our compensation policies,
practices, plans, and programs on
behalf of the Board. Our
Compensation Committee is
composed of four independent
directors (as defined by the NYSE
Listing Standards).

Respectfully submitted by the Talent, Culture, and Compensation Committee: Sabrina Kay (Chair), Henrik Bjørnstad, Rand Harbert, and Anthony Kuczinski

Hagerty 2026 Proxy Statement

Executive Compensation Tables

Summary Compensation Table

The following table shows information regarding the compensation of our NEOs for services performed during each of the years indicated below:

Name and Principal Position	Year	Salary ($)	Stock Awards(1) ($)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation(3) ($)	Total ($)
McKeel Hagerty	2025	1,185,417	200,886	3,319,169	26,660	4,732,132
CEO	2024	850,001	1,700,000	617,101	39,888	3,206,990
	2023	850,001	700,000	765,001	64,475	2,379,477

Patrick McClymont	2025	646,876	1,142,536	905,626	31,919	2,726,957
CFO	2024	575,001	1,756,250	521,813	38,890	2,891,954
	2023	575,001	1,006,250	646,876	37,884	2,266,011

Jeffrey Briglia	2025	650,000	979,314	682,500	27,898	2,339,712
President of Insurance

Russell Page	2025	650,000	489,666	682,500	29,368	1,851,534
CIO	2024	650,000	487,500	442,406	37,721	1,617,627

Kenneth Ahn	2025	600,003	452,002	630,003	26,497	1,708,505
President of Marketplace

(1)In accordance with SEC rules, this column reflects the aggregate grant date fair value of the RSU and PRSUs granted to our named executive officers, computed under Financial Accounting Standard Board Accounting Codification Topic 718, as
applicable. Assumptions used in the calculation of these amounts are included in Note 21—Share-Based Compensation to our consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025. These amounts do not reflect the actual economic value that will be realized by the named executive officer upon the vesting or settlement of the RSUs or PRSUs. If we assume that the highest level of performance conditions will be achieved with respect to the PRSUs (and thus the maximum number of shares will be issued under the PRSUs), the grant date values of the fiscal 2025 stock awards would be as follows: Mr. Hagerty - $401,772, Mr. McClymont - $1,713,805, Mr. Briglia - $1,468,971, Mr. Page -
$734,499, and Mr. Ahn - $678,004.
(2)Amounts represent the annual cash bonuses paid under our AIP for the applicable year. For a detailed discussion of the AIP, see "Compensation Discussion and Analysis—Compensation Elements—Annual Incentive Plan."
(3)Amounts include employer 401(k) matching and executive physical exams. The applicable amounts for each NEO for each category of payments paid in 2025 are set forth in the table below:

Named Executive Officer	401(k) Matching ($)	Executive Physicals ($)	Group Variable Universal Life ($)	Individual Disability Insurance	Total ($)
McKeel Hagerty	14,000	0	10,320	2,340	26,660
Patrick McClymont	14,000	5,768	5,160	6,991	31,919
Jeffrey Briglia	14,000	4,966	2,760	6,172	27,898
Russell Page	14,000	5,880	2,760	6,728	29,368
Kenneth Ahn	14,000	4,569	1,800	6,128	26,497
Hagerty 2026 Proxy Statement

Grants of Plan-Based Awards in Fiscal 2025

The following table sets forth information regarding grants of plan-based awards made to our NEOs during fiscal 2025.

Name	Grant Date	Estimated Future Payments Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payments Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares of Stock or Units (#) (3)	Grant Date Fair Value of Stock Awards ($)(4)

		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
McKeel Hagerty
AIP		1,185,417	2,370,834	–
PRSU	4/1/2025				7,744	22,124	44,248		200,886
Patrick McClymont
AIP		323,438	646,876	–
PRSU	4/1/2025				22,021	62,915	125,830		571,268
RSU	4/1/2025							62,915	571,268
Jeffrey Briglia
AIP		243,750	487,500	–
PRSU	4/1/2025				18,875	53,927	107,854		489,657
RSU	4/1/2025							53,927	489,657
Russell Page
AIP		243,750	487,500	–
PRSU	4/1/2025				9,438	26,964	53,928		244,833
RSU	4/1/2025							26,964	244,833
Kenneth Ahn
AIP		225,000	450,000	–
PRSU	4/1/2025				8,712	24,890	49,780		226,001
RSU	4/1/2025							24,890	226,001
(1)The amounts reported in this column represent the threshold and target amounts payable under our AIP. There is no maximum payout under our AIP. Actual bonuses received under the AIP by the named executive officers are reported in the Summary
Compensation Table under the column entitled "Non-Equity Incentive Plan Compensation."
(2)The amounts reported in these columns reflect the threshold, target and maximum number of PRSUs granted to each of the named executives in fiscal year 2025. The target and maximum amounts are based upon achievement of the Adjusted Operating Income performance measure described in the Compensation Discussion and Analysis section titled “2025 PRSU Awards” over the three calendar-year performance period (FY2025-FY2027).
(3)The amounts reported in this column reflect the number of RSUs granted to each of the named executives, other than Mr. Hagerty, in fiscal year 2025. The vesting dates for these RSUs are set forth below in the Outstanding Equity Awards at Fiscal Year-end 2025
Table.
(4)The amounts reported in this column represent the aggregate grant date fair value, computed in accordance with FASB ASC Topic
718, of awards of PRSUs and RSUs. See Footnote 1 to the Summary Compensation Table for more information.
Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table
Employment Agreements. Each of our NEOs, except for Mr. Page, has entered into a written employment agreement with us that provides for payment of base salary, target annual cash incentive compensation, eligibility for employee benefit programs and potential severance benefits. For further information regarding the base salaries, bonuses and incentive compensation payable to our NEOs and their eligibility for our employee benefit programs, please see our "Compensation
Discussion and Analysis" above. For further information regarding the severance benefits provided under their employment agreements, please see “Potential Payments as a Result of Termination or Change in Control (CIC)” below.
Hagerty 2026 Proxy Statement

Option Repricings and Equity Award Modifications. We did not reprice any stock options or otherwise modify any outstanding equity awards during the year ended December 31, 2025 for our NEOs.
Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information regarding equity awards granted to our named executive officers that were outstanding as of December 31, 2025.

Name	Grant Date	Number of shares, units, or other rights hat have not vested(1)		Market Value of shares, units, or other rights that have not vested(2)	Equity Incentive Plan Awards: Number of unearned shares, units, or other rights that have not vested(1)(4)		Equity Incentive Plan Awards: Market or Payout Value of unearned shares, units, or other rights that have not vested(2)
McKeel Hagerty	4/1/2022	529,591	(5)	$7,117,703
	4/1/2022				3,707,136	(6)	$49,823,908
	4/1/2023	26,698	(3)	$358,821
	4/1/2024	61,931	(3)	$832,353
	4/1/2024				92,896	(4)	$1,248,522
	4/1/2025				22,124	(4)	$297,347
Patrick McClymont	4/1/2023	38,378	(3)	$515,800
	4/1/2024	36,658	(3)	$492,684
	4/1/2024				54,986	(4)	$739,012
	12/17/2024	68,306	(7)	$918,033
	4/1/2025	62,915	(3)	$845,878
	4/1/2025				62,915	(4)	$845,878
Jeffrey Briglia	7/1/2024	22,436	(3)	$301,540
	7/1/2024	31,250	(8)	$420,000
	7/1/2024				46,875	(8)	$630,000
	4/1/2025	53,927	(3)	$724,779
	4/1/2025				53,927	(4)	$724,779
Russell Page	4/1/2023	18,593	(3)	$249,890
	4/1/2024	17,760	(3)	$238,694
	4/1/2024				26,639	(4)	$358,028
	4/1/2025	26,964	(3)	$362,396
	4/1/2025				26,964	(4)	$362,396
Kenneth Ahn	4/1/2023	17,163	(3)	$230,671
	4/1/2024	16,394	(3)	$220,335
	4/1/2024				24,590	(4)	$330,490
	4/1/2025	24,890	(3)	$334,522
	4/1/2025				24,890	(4)	$334,522
(1)The numbers reflected in these columns represent RSUs and PRSUs granted under the Equity Incentive Plan. Each RSU and PRSU vests into shares of our Class A Common Stock under the applicable award agreement, as summarized above under "Stock Awards"
and in the following footnotes.
(2)The closing price of our Class A Common Stock on December 31, 2025 was $13.44. The amounts reported in these columns are calculated by multiplying (i) the fair market value of common stock on the last day of the fiscal year, which was determined using the closing price on NYSE of a share of common stock by (ii) the number of shares of common stock.
Hagerty 2026 Proxy Statement

(3)These RSUs vest in one-third increments on each anniversary of the award grant date over a period of three years, The vesting of
RSUs may be accelerated or otherwise subject to special treatment in the circumstances described in the section below titled
“Potential Payments as a Result of Termination or Change in Control (CIC).”
(4)These PRSUs vest at the end of the three-calendar-year performance period that includes the year of grant, subject to certification of the achievement of the relevant performance criteria. The vesting of PRSUs may be accelerated or otherwise subject to special treatment in the circumstances described in the section below titled “Potential Payments as a Result of Termination or Change in
Control (CIC).”
(5)Reflects an RSU award of 926,784 shares granted to Mr. Hagerty upon the Company’s IPO. 132,397 shares vest in on each anniversary of the grant date until April 1, 2029, subject to Mr. Hagerty’s continued service.
(6)Reflects an award granted to Mr. Hagerty upon the Company’s IPO which will vest, if at all, 25% upon Hagerty's Class A common stock trading above $20.00 per share on the NYSE for 60 consecutive days, 25% upon the common stock trading above $25.00 per share on the NYSE for 60 consecutive days, and 50% upon the common stock trading above $30.00 per share on the NYSE for 60 consecutive days prior to April 1, 2029.
(7)Reflects an RSU award of 68,306 shares made to Mr. McClymont subject to a time-based vesting requirement with one-third of the
RSUs granted vesting into shares of our Class A Common Stock on each of the third, fourth, and fifth anniversaries of the grant date, assuming Mr. McClymont’s continued service on each vesting date.
(8)Reflects Mr. Briglia’s PRSU award for fiscal year 2024 which vests on March 1, 2027, subject to the achievement of performance criteria consistent with the 2024 PRSU awards granted to Hagerty’s other NEOs.
Hagerty 2026 Proxy Statement

Option Exercises and Stock Vested in Fiscal 2025

We do not grant stock options and, accordingly, we had no option exercises during 2025. The following table sets forth the number of shares of common stock acquired during fiscal 2025 by our NEOs upon the vesting of RSUs and the value realized upon such vesting.

	STOCK AWARDS

Name	Number of Shares Acquired Upon Vesting (#)	Value Realized on Vesting ($)(1)
McKeel Hagerty	242,578	2,202,608
Patrick McClymont	75,244	736,422
Jeffrey Briglia	26,842	255,728
Russell Page	34,888	388,067
Kenneth Ahn	36,943	335,442
(1)Calculated by multiplying (i) the fair market value of common stock on the vest date, which was determined using the closing price on NYSE of a share of common stock on the date of vest, or if such day is a holiday, on the immediately preceding trading day, by
(ii) the number of shares of common stock acquired upon vesting.
Pension Benefits and Nonqualified Deferred Compensation

We do not maintain any defined benefit pension plans, supplemental executive retirement plans, or nonqualified deferred compensation plans for our named executive officers. Accordingly, no pension benefits or nonqualified deferred compensation tables are presented.
Employment and Termination Benefit Arrangements

McKeel Hagerty
We entered into an Employment Agreement with Mr. Hagerty, dated January 1, 2018, which was amended in March 2023.
Pursuant to Mr. Hagerty’s Employment Agreement, he is entitled to a base salary, participation in our Annual Incentive Plan with a target incentive of at least 100% of his base salary, participation in our Equity Incentive Plan with a target incentive of at least 200% of his base salary, and benefits available to our senior executives. Under the March 2023 amendment,
Mr. Hagerty’s perquisites and allowances were eliminated. Effective as of January 1, 2025, for the reasons previously described above, our Board approved an increase to Mr. Hagerty’s base salary for 2025 from $850,000 to $1.2 million, an increase to Mr. Hagerty’s target 2025 incentive under our Annual Incentive Plan from 100% to 200% of his annual base salary, and a decrease to his target incentive under our Equity Incentive Plan for 2025 from an equity award with a value equal to 200% of his annual base salary consisting of 50% RSUs and 50% PRSUs to an equity award with a value equal to
$200,000 consisting of PRSUs only. Effective commencing January 1, 2026, our Board approved an increase to
Mr. Hagerty's target incentive under our Annual Incentive Plan from 200% to 280% of his annual base salary, If we terminate Mr. Hagerty’s employment for a reason other than Cause or if Mr. Hagerty resigns for Good Reason, or his employment terminates due to his Disability, as such terms are defined in Mr. Hagerty’s Employment Agreement, and he executes a binding waiver and release of claims against us and related persons, then he is entitled to the following severance benefits: (i) 24 months of continued base salary, (ii) 24 months of continued participation in our Annual Incentive
Plan (based on actual performance results), (iii) 24 months of continued participation in our Equity Incentive Plan (based on actual performance results and including a prorated benefit for any partial fiscal year at the end of such 24-month period), and (iv) 24 months of continued health and dental benefits. For purposes of this severance benefit, “Good
Reason” generally is defined to include a material reduction in Mr. Hagerty’s base salary or other compensation or benefits, the assignment of duties that are materially inconsistent with his position, a material adverse change in his
Hagerty 2026 Proxy Statement

authority or reporting responsibilities, a required relocation or a substantially burdensome increase in required travel, the failure of a successor to assume his employment agreement, or our material breach of his employment agreement.
Additionally, if Mr. Hagerty's employment terminates due to his death, Disability or retirement, then he is entitled to payment of any unpaid bonus payment for a prior year, if applicable, plus a pro-rated bonus payment for the year of termination. Under the terms of Mr. Hagerty’s Employment Agreement, he is subject to restrictive covenants regarding non-
competition and non-solicitation of employees while employed by us and for 12 months following his termination of employment.
Patrick McClymont
We entered into an Employment Agreement with Mr. McClymont, dated September 6, 2022, which was amended in March
2023. Pursuant to Mr. McClymont’s Employment Agreement, he is entitled to a base salary, participation in our Annual
Incentive Plan with a target incentive of at least 100% of his annual base salary (and a payout range of 0% to 200%), participation in our Equity Incentive Plan with a target incentive equal to 175% of his annual base salary, and benefits available to our senior executives. Under the March 2023 amendment, Mr. McClymont’s car allowance was eliminated.
Effective as of January 1, 2025, for the reasons previously described above, our Board approved an increase to
Mr. McClymont’s base salary from $575,000 to $650,000. If we terminate Mr. McClymont's employment for a reason other than Cause or if Mr. McClymont resigns for Good Reason, as such terms are defined in Mr. McClymont’s Employment
Agreement, or we terminate Mr. McClymont in connection with a disability of less than 180 days, and he executes a binding waiver and release of claims against us and related persons, then he is entitled to an amount equal to 1.5x his then current annual base salary (or 18 months of base salary) paid in installments over 12 months following his termination. For purposes of this severance benefit, “Good Reason” generally is defined to include a reduction in Mr. McClymont's annual base salary or incentive compensation, a diminution in his title, authority, duties or responsibilities or a change in his reporting lines, or our material breach of his employment agreement. Under the terms of Mr. McClymont’s Employment
Agreement, he is subject to restrictive covenants regarding non-competition and non-solicitation of employees while employed by us and for 12 months following his termination of employment, or 24 months if the termination of employment is without Good Reason or for Cause.
Kenneth Ahn
We entered into an Employment Agreement with Mr. Ahn, dated December 1, 2021, which was last amended in January
2023. Pursuant to Mr. Ahn's Employment Agreement, he is entitled to a base salary of $600,000, participation in our Annual
Incentive Plan with a target incentive of at least 75% of his base salary, eligibility for equity awards under our Stock
Incentive Plan through the Long-Term Incentive Plan at a target of 75% of his base salary, and benefits available to our senior executives. Commencing in 2026, Mr. Ahn’s base salary was increased to $650,000 and his target incentive under our Annual Incentive Plan was raised from 75% to 100% of his base salary. If we terminate Mr. Ahn's employment without
Cause or if Mr. Ahn resigns for Good Reason, as such terms are defined in Mr. Ahn's Employment Agreement, or we terminate Mr. Ahn in connection with a disability of less than 180 days and he executes a binding release of claims against us, then he is entitled to 12 months of continued base salary. For purposes of this severance benefit, "Good Reason"
generally is defined to include a diminution in Mr. Ahn's title, authority, duties, responsibilities or reporting lines, a reduction in his salary or incentive opportunity, or our material breach of his employment agreement. Under the terms of Mr. Ahn's
Employment Agreement, he is subject to restrictive covenants regarding non-competition and non-solicitation of customers, vendors, employees and other persons while employed by us and for 12 months following his termination of employment.
Jeffrey Briglia
We entered into an Employment Agreement with Mr. Briglia, dated June 17, 2024. Pursuant to Mr. Briglia's Employment
Agreement, he is entitled to a base salary of $650,000 per year, participation in our Annual Incentive Plan with a target incentive of not less than 75% of his base salary, eligibility for annual equity awards under our Equity Incentive Plan with a target grant date value equal to 150% of his base salary, and benefits available to our senior executives. In connection with commencing his employment, Mr. Briglia received a one-time sign-on bonus of $50,000 and a one-time grant of restricted stock units with a value of $350,000, vesting in three equal annual installments. If we terminate Mr. Briglia's employment for a reason other than Cause or if Mr. Briglia resigns for Good Reason, as such terms are defined in Mr. Briglia's Employment
Hagerty 2026 Proxy Statement

Agreement, and he executes a binding release of claims against us, then he is entitled to the following severance benefits:
(i) 12 months of continued base salary, and (ii) Company-paid COBRA health insurance premiums for up to 12 months following termination. For purposes of this severance benefit, "Good Reason" generally is defined to include a material diminution in Mr. Briglia's authorities, duties or responsibilities, a material diminution in his base salary, or a required relocation of more than 50 miles from his then-current principal place of employment. Under the terms of Mr. Briglia's
Employment Agreement, he is subject to restrictive covenants regarding non-competition, non-solicitation of customers, and non-solicitation of employees while employed by us and for 12 months following his termination of employment.
Russell Page
We do not have an employment agreement with Mr. Page. His compensation is approved annually by our Board. For 2025, he was entitled to a base salary of $650,000, participation in our Annual Incentive Plan with a target incentive of 75% of his annual base salary, participation in our Equity Incentive Plan with a target incentive equal to 75% of his annual base salary, and benefits available to our senior executives. For 2026, Mr. Page’s target incentive under the Annual Incentive Plan was raised from 75% to 100% of his annual base salary and his target incentive in our Equity Incentive Plan was increased from
75% to 100% of his annual base salary.
RSU and PRSU Award Agreements
The terms of our RSU and PRSU award agreements provide for certain vesting acceleration benefits for our NEOs in the event of their termination of employment due to death, disability or retirement, and a termination without cause following a change in control, as further specified below.
Pursuant to the RSU award agreements, each NEO who terminates employment due to death or disability will receive full vesting of their unvested RSUs and each NEO who terminates employment due to retirement is eligible to vest in a pro-rata portion of the RSUs that would have otherwise vested on the next scheduled annual vesting date, and with such pro-rata portion calculated by reference to the number of days the executive was employed during the interim vesting period.
Pursuant to the RSU award agreements, If within the 24-month period following a change in control the NEO is terminated without cause, as such term is defined in the RSU award agreement, all the RSUs will immediately accelerate vesting.
Pursuant to the PRSU agreements, each NEO who terminates employment due to death, disability or retirement is eligible to vest in a pro-rata portion of the PRSUs based on the applicable level of performance attained for the performance period, with such pro-rata portion calculated by reference to the number of days the executive was employed during the performance period. Pursuant to the PRSU agreements, if at any time following a change in control and prior to the date the PRSUs would otherwise vest the NEO is terminated without cause, as such term is defined in the PRSU award agreement, the NEO will be eligible to vest in 100% of the applicable number of determined earned PRSUs.
Hagerty Severance Pay Plan
Under the Hagerty Severance Pay Plan, generally each regular full-time employee is entitled to lump sum cash severance benefits if their employment is involuntarily terminated without cause and subject to timely provision of an effective release of claims. The amount of severance benefits is equal to two weeks of final base pay for every year of service, subject to a minimum of four weeks and a maximum of 52 weeks, plus an additional cash payment equal to the amount of the
Company-paid portion of group health coverage for a three month period if the employee has less than ten years of service, and for a six month period if the employee has more than 10 years of service. Any severance pay provided under the Hagerty Severance Pay Plan is reduced by the amount of any severance or termination benefits payable under any individual separate agreement.
Potential Payments as a Result of Termination or Change in Control
The following tables show the estimated payments and benefits payable to each NEO under various scenarios related to a termination of employment, including in connection with a change in control, and reflect only amounts that are increased, accelerated or otherwise payable as a result of the applicable scenario. The tables assume that each termination of employment occurred on December 31, 2025, and the estimated amounts are based on compensation, benefit and equity levels in effect on that date and the terms of the employment agreements (or other arrangements) and applicable equity award agreements. The estimated payments and benefits set forth below are in addition to any retirement, welfare and
Hagerty 2026 Proxy Statement

other benefits that are available to our employees generally. The actual amounts that would be paid to any NEO can only be determined at the time of an actual termination of employment and may vary from those set forth below.
In establishing and periodically reviewing these arrangements, the Compensation Committee and Board consider them as part of the NEO’s overall compensation package and evaluate, among other factors, the executive’s role and scope of responsibilities, experience and performance, internal pay equity, and market practices and compensation levels at peer companies (including with input from the Compensation Committee’s independent compensation consultant). Consistent with these considerations, the cash severance and benefit continuation amounts shown in the tables are calculated by applying the applicable contractual severance provisions (including any salary continuation periods or multiples and incentive compensation treatment) to compensation levels in effect on December 31, 2025, and the equity-related amounts reflect the treatment of outstanding awards under the applicable award agreements (and, where applicable, assumptions regarding performance through December 31, 2025).
Qualifying Termination other than Death, Disability or Retirement Not in Connection with Change in Control

	Cash Payments			Equity Acceleration or Continuation

Named Executive Officer	Salary ($)	Annual Incentive Plan ($)(1)	COBRA ($)	Shares(2)	Market Value of Accelerated Equity ($)(2)	Total ($)
McKeel Hagerty	2,400,000	8,119,169	27,936	533,549	7,170,899	17,718,004
Patrick McClymont	975,000	-	1,746	-	-	976,746
Jeffrey Briglia	650,000	-	4,333	-	-	654,333
Russell Page	86,437	-	1,746	-	-	88,183
Kenneth Ahn	600,000	-	1,746	-	-	601,746
(1)For Mr. Hagerty, value reflects the sum of two times his annualized AIP target value plus the actual AIP value earned for 2025.
(2)For Mr. Hagerty, value reflects the number of RSUs and PRSUs estimated to vest during the two year period following his termination, assuming an estimated level of actual performance for his outstanding PRSUs based on performance attained through
December 31, 2025.
Death Termination Not in Connection with Change in Control

	Cash Payments			Equity Acceleration or Continuation

Named Executive Officer	Salary ($)	Annual Incentive Plan ($)(1)	COBRA ($)	Shares(2)	Market Value of Accelerated Equity ($)(3)	Total ($)
McKeel Hagerty	-	3,319,169	-	748,362	10,057,985	13,377,154
Patrick McClymont	-	-	-	305,941	4,111,847	4,111,847
Jeffrey Briglia	-	-	-	163,382	2,195,854	2,195,854
Russell Page	-	-	-	110,012	1,478,561	1,478,561
Kenneth Ahn	-	-	-	101,551	1,364,845	1,364,845
(1)For Mr. Hagerty, value reflects his actual AIP value earned for 2025.
(2)Upon an NEO’s death, all unvested RSUs fully accelerate and PRSUs accelerate based on actual performance prorated for the performance period elapsed. The amounts listed in the table above reflect the applicable pro-rata number of PRSUs that would accelerate vesting due to the NEO’s death, assuming an estimated level of actual performance for the PRSUs based on performance attained through December 31, 2025.
(3)Calculated by multiplying (i) the fair market value of common stock on the vest date, which was determined using the closing price on NYSE of a share of common stock on the date of vest, or if such day is a holiday, on the immediately preceding trading day, by
(ii) the number of shares of common stock acquired upon vest.
Hagerty 2026 Proxy Statement

Disability Termination Not in Connection with Change in Control

	Cash Payments			Equity Acceleration or Continuation

Named Executive Officer	Salary ($)	Annual Incentive Plan ($)(1)	COBRA ($)	Shares(2)	Market Value of Accelerated Equity ($)(3)	Total ($)
McKeel Hagerty	2,400,000	8,119,169	27,936	748,362	10,057,985	20,605,090
Patrick McClymont	975,000	-	-	305,941	4,111,847	5,086,847
Jeffrey Briglia	-	-	-	163,382	2,195,854	2,195,854
Russell Page	-	-	-	110,012	1,478,561	1,478,561
Kenneth Ahn	600,000	-	-	101,551	1,364,845	1,964,845
(1)For Mr. Hagerty, value reflects the sum of two times his annualized AIP target value plus the actual AIP value earned for 2025.
(2)Upon an NEO’s termination in connection with Disability, all unvested RSUs fully accelerate and PRSUs accelerate based on actual performance prorated for the portion of the performance period elapsed prior to termination. The amounts listed in the table above reflect the applicable pro-rata number of PRSUs that would accelerate vesting due to the NEO’s Disability, assuming an estimated level of actual performance for the PRSUs based on performance attained through December 31, 2025.
(3)Calculated by multiplying (i) the fair market value of common stock on the vest date, which was determined using the closing price on NYSE of a share of common stock on the date of vest, or if such day is a holiday, on the immediately preceding trading day, by
(ii) the number of shares of common stock acquired upon vest.
Retirement Termination in Not in Connection with Change in Control

	Cash Payments			Equity Acceleration or Continuation

Named Executive Officer	Salary ($)	Annual Incentive Plan ($)(1)	COBRA ($)	Shares(2)	Market Value of Accelerated Equity ($)(3)	Total ($)
McKeel Hagerty(4)	-	3,319,169	-	272,688	3,664,927	6,984,096
(1)For Mr. Hagerty, value reflects his actual AIP value earned for 2025.
(2)Each NEO who terminates employment due to retirement is eligible to vest in a pro-rata portion of the RSUs that would have otherwise vested on the next scheduled annual vesting date, and with such pro-rata portion calculated by reference to the total number of days that the executive was employed during such interim vesting period divided by the total number of days in such vesting period. The share amounts listed in the table above reflect the applicable pro-rata vesting of the outstanding RSUs and an applicable pro-rata number of PRSUs that would accelerate vesting due to a qualified retirement assuming an estimated level of performance for the PRSUs based on performance attained through December 31, 2025.
(3)Calculated by multiplying (i) the fair market value of common stock on the vest date, which was determined using the closing price on NYSE of a share of common stock on the date of vest, or if such day is a holiday, on the immediately preceding trading day, by (ii) the number of shares of common stock acquired upon vest.
(4)As of December 31, 2025, Mr. Hagerty was the only NEO who was eligible to terminate employment due to a qualified retirement.
Hagerty 2026 Proxy Statement

Involuntary Termination in Connection with Change in Control

	Cash Payments			Equity Acceleration or Continuation

Named Executive Officer	Salary ($)	Annual Incentive Plan ($)(1)	COBRA ($)	Shares(2)	Market Value of Accelerated Equity ($)(3)	Total ($)
McKeel Hagerty	2,400,000	8,119,169	27,936	828,552	11,135,336	21,682,441
Patrick McClymont	975,000	-	1,746	398,691	5,358,407	6,335,153
Jeffrey Briglia	650,000	-	4,333	228,044	3,064,911	3,719,244
Russell Page	86,437	-	1,746	151,749	2,039,507	2,127,690
Kenneth Ahn	600,000	-	1,746	140,077	1,882,635	2,484,380
(1)For Mr. Hagerty, value reflects the sum of two times his annualized AIP target value plus the actual AIP value earned for 2025.
(2)The share amounts listed in the table above reflect the number of RSUs that would accelerate vesting and the estimated applicable number of PRSUs that would accelerate vesting based on performance attained through December 31, 2025.
(3)Calculated by multiplying (i) the fair market value of common stock on the vest date, which was determined using the closing price on NYSE of a share of common stock on the date of vest, or if such day is a holiday, on the immediately preceding trading day, by
(ii) the number of shares of common stock acquired upon vest.
Pay Versus Performance Table

The following table sets forth information concerning: (1) the compensation of our Principal Executive Officer (“PEO”)
(Mr. Hagerty – Chairman and Chief Executive Officer) and the average compensation for our other Named Executive
Officers (“Non-PEO NEOs”), both as reported in the Summary Compensation Table and with certain adjustments to reflect the “compensation actually paid” to such individuals, as defined under SEC rules, for each of the fiscal years ended
December 31, 2023, 2024, and 2025 and (2) our cumulative total shareholder return (“TSR”), the cumulative TSR of our selected peer group (“S&P 500 P&C Insurance Index”), Net Income and Adjusted AIP EBITDA (our Company-Selected
Measure) over such years, in each case determined in accordance with SEC rules:

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)

					Value of Initial Fixed $100 Investment Based on:
Year	Summary Compensation Table Total for PEO ($) (1)	Compensation Actually Paid to PEO ($) (1)(2)	Average Summary Compensation Table Total for Non-PEO NEOs ($) (1)	Average Compensation Actually Paid to Non-PEO NEOs ($) (1)(2)	Total Shareholder Return ($) (3)	S&P 500 P&C Insurance Index Total Shareholder Return ($) (3)	Net Income (millions)	Adjusted AIP EBITDA (millions) (4)
2025	4,732,132	16,027,578	2,156,036	3,278,158	159.81	165.26	$149.23	$238.4
2024	3,206,990	6,951,558	2,245,582	2,505,862	114.74	150.13	$78.30	$164.8
2023	2,379,477	1,450,376	2,425,368	2,302,804	92.75	110.81	$28.18	$103.4
(1)The following individuals are our other Named Executive Officers for each fiscal year:

Year	PEO(s)	Non-PEO NEOs

2025	McKeel Hagerty	Patrick McClymont, Jeffrey Briglia, Russell Page, Kenneth Ahn
2024	McKeel Hagerty	Patrick McClymont, Russell Page, Paul Rehrig
2023	McKeel Hagerty	Patrick McClymont, Paul Rehrig
(2)Compensation actually paid to our NEOs represents the “Total” compensation reported in the Summary Compensation Table for the applicable fiscal year, adjusted as follows:
Hagerty 2026 Proxy Statement

Adjustments	2023		2024		2025
	PEO	Average Non-PEO NEOs	PEO	Average Non-PEO NEOs	PEO	Average Non-PEO NEOs
Summary Compensation Total for Applicable FY	$2,379,477	$2,425,368	$3,206,990	$2,245,582	$4,732,132	$2,156,036
Deduction for Amounts Reported under the “Stock Awards” Column in the Summary Compensation Table for Applicable FY	($700,000)	($909,375)	($1,700,000)	($1,018,750)	($200,886)	($765,880)
Increase based on ASC 718 Fair Value of Awards Granted during Applicable FY that Remain Unvested as of Applicable FY End, determined as of Applicable FY End	$624,718	$811,571	$2,689,339	$1,293,026	$405,911	$1,339,959
Increase based on ASC 718 Fair Value of Awards Granted during Applicable FY that Vested during Applicable FY, determined as of Vesting Date	—	—	—	—	—	—
Increase/deduction for Awards Granted during Prior FY that were Outstanding and Unvested as of Applicable FY End, determined based on change in ASC 718 Fair Value from Prior FY End to Applicable FY End	($932,171)	($26,677)	$2,263,992	$139,967	$11,228,691	$551,203
Increase/deduction for Awards Granted during Prior FY that Vested During Applicable FY, determined based on change in ASC 718 Fair Value from Prior FY End to Vesting Date	$78,353	$1,917	$491,237	$72,438	($138,269)	($3,160)
Deduction of ASC 718 Fair Value of Awards Granted during Prior FY that were Forfeited during Applicable FY, determined as of Prior FY End	—	—	—	($226,400)	—	—
Increase based on Dividends or Other Earnings Paid during Applicable FY upon Vesting Date	—	—	—	—	—	—
TOTAL ADJUSTMENTS	$1,450,376	$2,302,804	$6,951,558	$2,505,862	$16,027,578	$3,278,158
(3)TSR is cumulative for the measurement periods beginning on December 31, 2022 and ending on each of December 31, 2023,
December 31, 2024, and December 31, 2025, respectively, calculated in accordance with Item 201(e) of Regulation S-K. The selected industry index for this calculation is the S&P 500 Property & Casualty Insurance Index.
(4)Adjusted AIP EBITDA is our Company‑Selected Measure. Our Compensation Committee reviews Adjusted AIP EBITDA on a quarterly basis to inform annual non‑equity incentive plan compensation determinations for our NEOs. We define Adjusted AIP
EBITDA as consolidated Net Income, excluding net interest and other income (expense), income tax (benefit) expense, and depreciation and amortization. The measure is then adjusted to (i) add back share-based compensation and, when applicable, (ii)
exclude restructuring, impairment and related charges, legal settlements and similar items, certain public company or transaction-
related costs, and other unusual or non-recurring items approved by the Audit Committee. For AIP purposes, Adjusted AIP EBITDA is measured before AIP expense and holds CAT losses at plan up to $70 million per year. For this metric, CAT losses are weather or catastrophe related losses recognized in our insurance operations under our underwriting and reinsurance practices (for example, severe convective storms, hail, wind, flood, or wildfire events) as determined under our reinsurance program. For AIP purposes, the calculation also excludes net investment income and includes the add back of interest paid to State Farm, in each case as reflected in the Compensation Committee approved metric. These AIP specific mechanics are intended to focus participants on controllable, plan based operating performance and avoid windfalls or penalties from uncontrollable events or weather volatility. Net Income is the most directly comparable GAAP measure.
Hagerty 2026 Proxy Statement

Narrative Disclosure to Pay Versus Performance Table
Relationship between Financial Performance Measures
The line graphs below compare (i) the compensation actually paid to our PEO and the average of the compensation actually paid to our remaining NEOs, with (ii) our cumulative TSR, (iii) S&P 500 P&C Insurance Index TSR, (iv) our Net
Income , and (v) our Adjusted AIP EBITDA, in each case, for the fiscal years ended December 31, 2023, 2024, and 2025.
TSR amounts reported in the graph assume an initial fixed investment of $100, and that all dividends, if any, were reinvested.

Compensation Actually Paid vs Shareholder Return
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
Compensation Actually Paid (in thousands)
$200
$150
$100
$50
$0
Cumulative TSR(value of initial $100 investment)
2023
2024
2025
PEO
Average for Non-PEO NEOs
Hagerty, Inc.
S&P 500 P&C Insurance Total Shareholder Return

Hagerty 2026 Proxy Statement

Compensation Actually Paid vs Net Income

$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
Compensation Actually Paid (thousands)
$200
$150
$100
$50
$0
Net Income (millions)
2023
2024
2025
PEO
Average for Non-PEO NEOs
Net Income

Hagerty 2026 Proxy Statement

Compensation Actually Paid vs Adjusted AIP EBITDA
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
Compensation Actually Paid (thousands)
$300
$250
$200
$150
$100
$50
$0
Adjusted EBITDA (millions)
2023
2024
2025
PEO
Average for Non-PEO NEOs
Adjusted EBITDA

Pay Versus Performance Tabular List
The following performance measures represent the most important financial performance measures used by us to link compensation actually paid to our NEOs to performance for the fiscal year ended December 31, 2025:
•Adjusted AIP EBITDA
•Total Revenue Growth
•Policies in Force Retention
•Adjusted Operating Income
Hagerty 2026 Proxy Statement

Certain Relationships and Related
Person Transactions

Policy for Approval of Related Person Transactions

Our Board has adopted a written policy in furtherance of our Code of Conduct with respect to the review, approval, and ratification of related person transactions. For purposes of the policy, a “related person transaction” means any transaction, arrangement, or relationship (or any series of similar transactions, arrangements, or relationships) in which we were, are, or will be a participant and in which any of our directors, director nominees, executive officers, holders of more than 5% of any class of our voting securities, and any immediate family member of, or person sharing a household with, any of the foregoing individuals, had, has, or will have a direct or indirect material interest, and where the aggregate amount involved exceeds or is expected to exceed $120,000. Under the policy, our Nominating and Governance Committee (or a committee consisting solely of disinterested directors) is responsible for reviewing and approving related person transactions. Any director who is a “related person” with respect to a transaction (or who has a material interest in the transaction) will not participate in the review, approval or ratification of that transaction. In the course of its review and approval of related person transactions, our Nominating and Governance Committee considers the relevant facts and circumstances to decide whether to approve or ratify such transactions. In particular, our policy requires our Nominating and Governance Committee to consider all material facts and circumstances in its review of a particular transaction, which may include, among other things, the following factors:
•the related person’s relationship to us and interest in the transaction;
•the material facts of the proposed transaction, including the proposed aggregate value of the transaction;
•the impact on a director’s or a director nominee’s independence in the event the related person is a director or director nominee or an immediate family member of the director or director nominee;
•the benefits to us of the proposed transaction;
•the public disclosures required by the proposed transaction;
•if applicable, the availability of other sources of comparable products or services; and
•an assessment of whether the proposed transaction is on terms that are comparable to the terms available to an unrelated third party or to employees generally.
Our Nominating and Governance Committee will approve or ratify a transaction if it determines that the transaction is on terms no less favorable in the aggregate than those generally available to an unaffiliated third party under similar circumstances. In addition, under our Code of Conduct, our employees, officers, directors, and director nominees will have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest. The transactions described below that were entered into prior to the adoption of our related person transactions policy, were each approved by our Board or management considering similar factors to those described above.
From time to time, a related person will purchase insurance policies from us or purchase or sell vehicles through Hagerty
Marketplace at auction or in a private transaction. Our related person transactions policy pre-approves these specific related party transactions provided that they are entered into on terms generally available to an unrelated third party under similar circumstances, along with any discount a related person receives that is also available to our full-time employees generally and on a non-discriminatory basis.
Hagerty 2026 Proxy Statement

In addition to the executive officer and director compensation arrangements discussed in the section titled “Executive
Officer and Director Compensation,” the transactions disclosed below are those occurring after January 1, 2025 in which
(i) we have been a participant, (ii) the amount involved exceeds or will exceed $120,000 and (iii) any of our directors, executive officers, or holders of more than 5% of our capital stock, or any immediate family member of, or person sharing the household with, any of these individuals, had or will have a direct or indirect material interest.
Related Person Transactions

Investor Rights Agreement
On August 17, 2021, Aldel, HHC, Markel, and State Farm entered into the Investor Rights Agreement (the "Investor Rights
Agreement") that became effective on December 2, 2021. Pursuant to the Investor Rights Agreement, among other things:
•HHC has the right to nominate (i) two directors for election by our stockholders for so long as HHC and its permitted transferees hold 50% of our common stock that it owned as of December 2, 2021, and (ii) one director for election by our stockholders for so long as HHC and its permitted transferees hold 25% of our common stock that it owned as of December 2, 2021;
•Markel has the right to nominate one director for election by our stockholders for so long as Markel and its permitted transferees hold 50% of our common stock that it owned as of December 2, 2021;
•State Farm has the right to nominate one director for election by our stockholders for so long as State Farm and its permitted transferees hold 50% of our common stock that it owned as of December 2, 2021;
•HHC, Markel, and State Farm each have preemptive rights to purchase their pro rata share of certain new issuances of equity by us, subject to customary exclusions, for so long as each is entitled to nominate a director to be elected to our Board; and
•HHC, Markel, and State Farm each agreed to vote their shares of our common stock in support of the director nominees submitted pursuant to the Investor Rights Agreement and against certain other actions that are contrary to the rights in the Investor Rights Agreement.
Amended and Restated Registration Rights Agreement
We are party to an Amended and Restated Registration Rights Agreement, dated as of August 17, 2021, with Aldel
Investors LLC (an entity managed by director Rob Kauffman, the "Sponsor"), FG SPAC Partners LP ("FGSP"), ThinkEquity
LLC, HHC, Markel, State Farm, and certain other parties identified therein as Holders (the "Holders"), pursuant to which we filed a shelf registration statement registering the resale of certain of our securities held by the Holders, and granted to them certain registration rights, including customary piggyback registration rights and demand registration rights, which are subject to customary terms and conditions, including with respect to cooperation and reduction of underwritten shelf takedown provisions.
Hagerty 2026 Proxy Statement

Tax Receivable Agreement
We are party to a Tax Receivable Agreement with The Hagerty Group LLC (“The Hagerty Group”), HHC, and Markel, as
amended on June 23, 2023 (the “TRA”), that obligates us to pay HHC and Markel 85% of the cash savings, if any, in U.S.
federal, state and local income tax, that we realize as a result of (i) any increase in tax basis of our assets resulting from
(a) the purchase of units of The Hagerty Group ("Hagerty Group Units") from any of HHC or Markel using the net proceeds from any future offering, (b) redemptions or exchanges by HHC or Markel of Class V Common Stock and Hagerty Group
Units for shares of Class A Common Stock, or (c) payments under the TRA, and (ii) tax benefits related to imputed interest deemed arising as a result of payments made under the TRA. This payment obligation under the TRA is an obligation of
Hagerty and not of The Hagerty Group. HHC and Markel may, subject to certain conditions and transfer restrictions, redeem or exchange their Class V Common Stock and the Hagerty Group Units for shares of Class A Common Stock. See
“—Exchange Agreement” below for a description of the redemption and exchange mechanics and related conditions and transfer restrictions. The amount and timing of any payments under the TRA will vary depending on a number of factors, including Hagerty’s future taxable income and the extent to which Hagerty is able to realize the underlying tax benefits. On
February 21, 2025, we made a payment to HHC in an amount of $223,171 pursuant to the TRA. As of December 31, 2025, the tax receivable agreement liability recorded on our consolidated balance sheet was $39,828,659.
Exchange Agreement
We are party to an Amended and Restated Exchange Agreement, dated as of March 23, 2022, with Markel, HHC, and The
Hagerty Group (the “Exchange Agreement”). Pursuant to the Exchange Agreement, Markel and HHC have the right from time to time, on the terms and conditions contained in the Exchange Agreement, to exchange their Class V Common Stock and Hagerty Group Units for, at our option, shares of Class A Common Stock or cash. Under the terms of the Exchange
Agreement, a cash exchange is only allowable in the event that net cash proceeds are received from a new permanent equity offering.
Preferred Stock Private Placement
We are party to a Securities Purchase Agreement, dated as of June 23, 2023, with State Farm, Markel, and persons related to HHC (collectively, the “Investors”), pursuant to which the Investors purchased an aggregate of 8,483,561 shares of our
Preferred Stock for an aggregate purchase price of $80.0 million. On June 24, 2025, we paid dividends on the Preferred
Stock to the following Investors: $3.5 million to State Farm, $1.05 million to Markel, $350,000 to the McKeel O Hagerty
Revocable Trust, and $700,000 to the Tammy J. Hagerty Revocable Trust.
Registration Rights Agreement
We are party to a Registration Rights Agreement, dated June 23, 2023, with the Investors, pursuant to which the Investors are entitled to certain demand, shelf and piggyback registration rights with respect to the Preferred Stock and shares of
Class A Common Stock issuable upon conversion thereof.
Hagerty Re Debt Financing
On September 19, 2023, Hagerty Re entered into an unsecured term loan credit facility with State Farm in the aggregate principal amount of $25.0 million. The State Farm term loan will mature on September 19, 2033. Hagerty Re paid $2 million in interest to State Farm during 2025.
The Hagerty Group Limited Liability Company Agreement
We are a party to that Seventh Amended and Restated Limited Liability Company Agreement of The Hagerty Group, dated as of December 31, 2025 (the "LLC Agreement") with The Hagerty Group, HHC, Markel, and the other members party thereto. Pursuant to the LLC Agreement, we are required to make certain pro-rata tax distributions to the members of The
Hagerty Group, including HHC and Markel, to satisfy the members' tax liabilities associated with The Hagerty Group's taxable income. During 2025 we made pro-rata tax distributions to HHC, which totaled $20.4 million, and to Markel, which totaled $9.5 million.
Hagerty 2026 Proxy Statement

State Farm Alliance Agreement and Reinsurance Agreement
State Farm is a related party as a result of its director designation rights and stock ownership in us.
State Farm has been a key strategic partner since 2020, when we entered into a 10-year master alliance agreement and associated managing general underwriter agreement with State Farm, under which the State Farm Classic+ policy is offered to State Farm's customers through State Farm agents. This program began issuing policies in September 2023 and by the close of 2025 was offering policies in 27 states. Under the master alliance agreement, State Farm paid Hagerty an advanced commission of $20.0 million. In addition, we are paid a commission for underwriting, binding coverage, issuing and administering State Farm Classic+ policies and can offer HDC memberships to State Farm Classic+ customers, providing Hagerty with an additional revenue opportunity. During 2025, we earned approximately $12.4 million in commission revenue under this agreement.
Effective March 1, 2023, Hagerty Re has a quota share reinsurance agreement to cede 50% of the risk related to U.S.
policies written with a total insured value equal to or greater than $5 million to Oglesby Reinsurance Company, a subsidiary of State Farm. During 2025, we ceded approximately $19.4 million of earned premium under this agreement, earned approximately $10.1 million ceding commission, and recovered approximately $11.3 million in losses and loss adjustment expenses ceded to State Farm subsidiaries.
Hagerty 2026 Proxy Statement

Markel Relationship Agreement, Fronting Arrangement and Reinsurance Agreements
We are a party to a number of agreements with Markel and/or one or more of its subsidiaries. Prior to our public listing on
NYSE, Markel owned 25% of the equity of Hagerty and subsequently became a related person as a result of its director designation rights and its ownership of our stock. Markel has been a key strategic partner since 2013 when they acquired
Essentia Insurance Company, a Missouri-domiciled insurance company owned by Markel ("Essentia"), to exclusively underwrite our U.S. insurance program.
Pursuant to the terms of the Sixth Amended and Restated Master Relationship Agreement, dated as of December 31, 2025
(the “Relationship Agreement”), we amended our business relationship with Markel by consummating a new fronting arrangement effective January 1, 2026 (the "Relationship"), consistent with the Company's prior public disclosures. Under the Relationship, Hagerty Insurance Agency LLC (our "MGA") will continue to market, produce, underwrite, sell and administer personal property and casualty insurance for classic and collector motor vehicles and other automotive collectibles within the U.S. through Essentia. Our MGA's underwriting and claims authority has been expanded to the maximum levels permitted by applicable law. Additionally, Hagerty Re assumes 100% of the risk for the policies issued by
Essentia, and Essentia receives a fronting fee which will begin at 2% of gross written premiums each year and incrementally decrease based on the level of premium written during the year. The Relationship Agreement adjusted both the term of our Relationship through December 31, 2028, and the exercise period of The Hagerty Group’s option to purchase Essentia, through January 1, 2028. In connection with the Relationship Agreement, our MGA, Hagerty Re and
Essentia have entered into a new general agency agreement and an amended claims services and management agreement whereby we provide agency services and claims management services to Essentia, and a new quota share reinsurance agreement.
Prior to the entry into the Relationship Agreement, our arrangements with Markel were governed by legacy alliance agreements, including a legacy personal lines agency agreement and a legacy quota share reinsurance agreement, each of which was terminated and/or replaced upon the effectiveness of the Relationship Agreement. Under the legacy personal lines agency agreement between our MGA and Essentia, our MGA earned commission revenue of approximately $388.0 million during 2025. Under the legacy quota share reinsurance agreement between Hagerty Re and Evanston Insurance
Company, an Illinois-domiciled insurance company owned by Markel (“Evanston”), Hagerty Re assumed approximately
80% of the risks written through our MGA. In aggregate, during 2025 we recognized approximately $745.7 million of earned premium revenue under these legacy agreements, earned approximately $344.2 million in ceding commission, and recovered approximately $293.3 million in losses and loss adjustment expenses ceded to Markel subsidiaries.
Use of Hagerty Family Aircraft
Our executives have used an aircraft for business purposes that is jointly owned indirectly by McKeel Hagerty and Tammy
Hagerty, McKeel Hagerty's sister. During 2025 we paid the manager of the aircraft $517,231 which, after the manager deducted its fees and expenses, was paid to the owners for use of the aircraft.
Board Advisor Agreement with Matthew Becker
Under the Investor Rights Agreement, HHC, the beneficial owner of more than 5% of our equity securities, has the right to nominate two directors to our Board, or in lieu of a designated nominee HHC may appoint an advisor to our Board. HHC appointed McKeel Hagerty to our Board and Matthew Becker as an advisor to our Board. We entered into a board advisor agreement with Mr. Becker's company, BDO USA LLP, in November 2021, which was renewed for a further three-year term in December 2024. The agreement provides that Mr. Becker may observe Board meetings at the request of the presiding chairman or the chief executive officer, attend one annual full-day retreat to provide advice and recommendations regarding our strategy and future operations to our Board, CEO, or CFO; and provide advice and recommendations regarding our operations as requested by our Board and management on an as-needed basis. Mr. Becker does not have a vote on any matter presented at any Board or committee meeting; he does not have any authority to act as an agent of
Hagerty or of our Board; and he will not be requested to make any management decisions or owe any fiduciary duties to
Hagerty or our Board. During 2025, we paid BDO USA, LLP, $175,000 for advisory services provided by Mr. Becker to our
Hagerty 2026 Proxy Statement

Board. Additionally, in 2025, we paid Mr. Becker's company $165,688 for risk and resilience consulting services provided by other professionals within BDO USA LLP and unrelated to the provision of Board advisory services by Mr. Becker.
Transactions in the Ordinary Course of Business
From time to time, in the ordinary course of business, our directors, executive officers, principal stockholders and their related parties, purchase Hagerty insurance policies for their vehicles or otherwise purchase or sell their vehicles through
Hagerty Marketplace at auction or in private transactions. During 2025, Kenneth Ahn, our President of Marketplace,
purchased and sold vehicles through Hagerty Marketplace in an aggregate amount totaling approximately $487,750.
These transactions were conducted on terms generally available to unaffiliated third parties in similar transactions. For purposes of these disclosures, we exclude purchases of insurance policies, payments of claims required by our insurance policies, and other ordinary course transactions that were determined not to confer a material interest to our director, executive officer, or other related person.
Hagerty 2026 Proxy Statement

Security Ownership of Certain
Beneficial Owners and
Management

The following table sets forth information regarding the beneficial ownership of our common and preferred stock as of
April 10, 2026, by:
•each person or group of affiliated persons known by us to be the beneficial owner of more than 5% of any class of our voting securities;
•each of our named executive officers and directors; and
•all of our current directors and executive officers as a group.
We have determined beneficial ownership in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. A person is a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of the security, or “investment power,” which includes the power to dispose of or to direct the disposition of the security or has the right to acquire such powers within 60 days. Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned equity securities. In computing the number of shares of our equity securities beneficially owned by a party and the percentage ownership of that party as disclosed in the table below:
•we have based these figures on 8,483,561 of our Preferred Stock, 101,792,016 shares of our Class A Common Stock and 241,552,156 shares of our Class V Common Stock issued and outstanding as of April 10, 2026; and
•we have included only shares of Preferred Stock, Class A Common Stock, Class V Common Stock, and shares obtainable upon conversion, exercise or vesting within 60 days of the record date owned by each party listed.
Capitalized terms in footnotes to the table below which are not defined herein are defined in our Annual Report on Form 10-
K for the year ended December 31, 2025.
Hagerty 2026 Proxy Statement

Name of Beneficial Owners(1)	Number of Shares of Class A Common Stock Beneficially Owned (#)	Percentage of Outstanding Class A Common Stock (%)	Number of Shares of Series A Convertible Preferred Stock Beneficially Owned (#)(2)	Percentage of Outstanding Series A Convertible Preferred Stock (%)	Number of Shares of Class V Common Stock Beneficially Owned (#)(3)	Percentage of Outstanding Class V Common Stock (%)	Total Voting Power (%)

Owners of More Than 5% of Any Class of Our Voting Securities:

Hagerty Holding Corp.(4)(5)	—	*	—	*	166,552,156	69.0%	66.0%

Markel Group Inc.(5)(6)	3,108,000	3.1%	1,590,668	18.8%	75,000,000	31.0%	29.9%

State Farm Mutual Automobile Insurance Company(5)(7)	51,800,000	50.9%	5,302,226	62.5%	—	*	2.2%

First Restated Tammy J. Hagerty Revocable Trust dated September 2, 2024	—	*	1,060,445	12.5%	—	*	*

Polar Capital(8)	5,306,865	5.2%	—	*	—	*	*

T. Rowe Price Investment Management Inc.(9)	5,225,442	5.1%	—	*	—	*	*

Named Executive Officers and Directors:

Kenneth Ahn(10)	1,263,243	1.2%	—	*	—	*	*

Jeffrey Briglia	41,717	*	—	*	—	*	*

McKeel Hagerty(11)	609,580	*	530,222	6.2%	—	*	*

Randall Harbert	33,961	*	—	*	—	*	*

Laurie Harris	24,818	*	—	*	—	*	*

Michael Heaton(12)	0	*	—	*	—	*	*

Robert Kauffman(13)	815,399	*	—	*	—	*	*

Sabrina Kay	42,302	*	—	*	—	*	*

Anthony Kuczinski	47,277	*	—	*	—	*	*

Patrick McClymont	154,202	*	—	*	—	*	*

Russell Page	74,021	*	—	*	—	*	*

Mika Salmi	42,302	*	—	*	—	*	*

William Swanson(14)	456,702	*	—	*	—	*	*

All current directors and executive officers of registrant as a group (15 individuals)	3,813,086	3.7%	530,222	6.2%	—	*	*

*Represents less than 1%.
(1)Unless otherwise indicated, the business address of HHC and each of the individuals is c/o Hagerty, Inc., 121 Drivers Edge, Traverse
City, MI 49684.
Hagerty 2026 Proxy Statement

(2)Each share of Preferred Stock is entitled to one vote per share on an as-converted basis and votes together with the holders of our
Class A Common Stock with each share of Preferred Stock representing approximately four-fifths of a vote of the Class A Common
Stock.
(3)A share of Class V Common Stock and a single Hagerty Group Unit are exchangeable together for one share of Class A Common
Stock pursuant to the Exchange Agreement. Each share of Class V Common Stock is entitled to ten votes for each such share until the earlier of (i) the date on which such share of Class V Common Stock is transferred other than pursuant to a Qualified Transfer (as defined in the Amended and Restated Charter) or (ii) the date that is fifteen years from December 2, 2021, and votes together with the Class A Common Stock on an as-converted basis and not as a separate class.
(4)HHC is owned by members of the Hagerty family, including McKeel Hagerty, our CEO, Tammy Hagerty, the sister of McKeel Hagerty, and the Kim Hagerty Revocable Trust, a trust for the benefit of Kim Hagerty’s estate. The shareholders of HHC have the authority over the disposition and voting of the shares of Class V Common Stock held by HHC. Each of McKeel Hagerty, Tammy Hagerty and Mia
Hagerty, as the Voting Trustee for the Kim Hagerty Revocable Trust, has voting power on matters submitted to the shareholders of
HHC, and except in limited circumstances, decisions will be made by a majority vote of the three voting shareholders. In addition, any of McKeel Hagerty, Tammy Hagerty, or the Kim Hagerty Revocable Trust may require HHC to exchange Class V Common Stock and Hagerty Group Units for Class A Common Stock in an amount up to 2% of the fully-diluted outstanding shares of Class A
Common Stock and to use the net proceeds of such exchange to redeem a corresponding portion of shares of HHC; provided, that, in no event shall HHC be required to exchange such interests if, prior to the 15th anniversary of December 2, 2021, as a result of the exchange, HHC would cease to hold at least 55% of the voting power of Hagerty. Also, in the event that either of McKeel Hagerty or
Tammy Hagerty dies, the estate of the deceased HHC shareholder may cause HHC to exchange Class V Common Stock and
Hagerty Group Units in an amount necessary to cover the estate obligations of the deceased shareholder’s estate after taking into account certain other resources available to the estate, including the amount of any life insurance proceeds received by the estate.
(5)We are party to the Investor Rights Agreement with HHC, Markel, and State Farm, pursuant to which, among other things: (i) HHC has the right to nominate (a) two directors to our Board for so long as HHC and its permitted transferees hold 50% of our common stock that it owned as of the closing, and (b) one director to our Board for so long as HHC and its permitted transferees hold 25% of our common stock that it owned as of the closing; (ii) Markel has the right to nominate one director to our Board for so long as Markel and its permitted transferees hold 50% of our common stock that it owned as of the closing; and (iii) State Farm has the right to nominate one director to our Board for so long as State Farm and its permitted transferees hold 50% of our common stock that it owned as of the closing. Each of HHC, Markel, and State Farm agreed to vote its shares of our common stock in support of the director nominees submitted pursuant to the Investor Rights Agreement and against certain other actions that are contrary to the rights in the Investor
Rights Agreement. By virtue of the voting agreement under the Investor Rights Agreement, each of HHC, Markel, and State Farm may be deemed to be a member of a “group” for purposes of Section 13(d) of the Exchange Act. Each party expressly disclaims beneficial ownership of the other parties' Company securities subject to that agreement.
(6)Based on information reported by Markel on Schedule 13D/A filed with the SEC on April 15, 2026. Markel reported that it has sole voting power and sole dispositive power with respect to the shares set forth in the beneficial ownership table. Markel’s principal business address is 4521 Highwoods Parkway, Glen Allen, VA 23060.
(7)Based on information reported by State Farm on Schedule 13D/A filed with the SEC on November 6, 2025. State Farm reported that is has sole voting power and sole dispositive power with respect to the shares set forth in the beneficial ownership table. The number of shares of Class A Common Stock beneficially owned reported therein by State Farm consists of (i) 51,800,000 shares of Class A
Common Stock and (ii) 4,240,881 shares of Class A Common Stock that would be beneficially owned by State Farm if the 5,302,226 share of Preferred Stock owned by State Farm were converted to Class A Common Stock as a result of the conversion mechanisms of such stock. State Farm’s principal business address is One State Farm Plaza, Bloomington, IL 61710.
(8)Based on information reported by Polar Capital Holdings Plc and Polar Capital LLP (collectively, the “Polar Capital”) on Schedule 13G filed with the SEC on September 4, 2025, Polar Capital reported that it has sole voting power with respect to 5,306,865 shares of
Class A Common Stock and sole dispositive power with respect to 5,306,865 shares of Class A Common Stock, which comprises
5.2% of our Class A Common Stock. Polar Capital listed its address as 16 Palace Street, London, SW1E 5JD.
(9)Based on information reported by T. Rowe Price Investment Management, Inc. (“T. Rowe Price”) on Schedule 13G filed with the SEC on November 14, 2025, T. Rowe Price reported that it has sole voting power with respect to 5,225,442 shares of Class A Common
Stock and sole dispositive power with respect to 5,225,442 shares of Class A Common Stock, which comprises 5.1% of our Class A
Common Stock. T. Rowe Price listed its address as 1307 Point Street, Baltimore, MD 21231.
(10)Consists of (i) 79,176 shares of Class A Common Stock held directly by Kenneth Ahn and (ii) 1,184,067 shares of Class A Common
Stock issuable to Quadrifoglio Holdings LLC ("Quadrifoglio") in exchange for 1,184,067 Hagerty Group Units directly by Quadrifoglio.
Kenneth Ahn is the sole member of Quadrifoglio and has voting and investment power over the securities held by Quadrifoglio.
(11)As trustee of the McKeel O Hagerty Revocable Trust, McKeel Hagerty may be deemed to be the beneficial ownership of 424,088 shares of Class A Common Stock as a result of the conversion mechanisms of the Preferred Stock to Class A Common Stock. As of
April 10, 2026, Mr. Hagerty is also the beneficial owner of 609,580 shares of Class A Common Stock following the vesting of equity grants and shares netted to cover tax withholding on those vested grants.
(12)Mike Heaton resigned from the Board effective April 13, 2026. In connection with his resignation, 10,230 RSUs held by Mr. Heaton vested in full on April 14, 2026.
Hagerty 2026 Proxy Statement

(13)Consists of (i) 67,302 shares of Class A Common Stock held directly by Rob Kauffman and (ii) 748,097 shares of Class A Common
Stock held directly by Aldel LLC. Rob Kauffman is the managing member of Aldel LLC and has voting and investment power over the shares of Class A Common Stock held by Aldel LLC.
(14)Consists of (i) 42,302 shares of Class A Common Stock and (ii) 414,400 shares of Class A Common Stock held by the William and
Cheryl Swanson Revocable Trust UTD 9/28/2000, of which Bill Swanson has sole voting and dispositive power over the securities held by the trust.
Hagerty 2026 Proxy Statement

Equity Compensation Plan Information

The following table provides information as of December 31, 2025, regarding shares of our Class A Common Stock that may be issued under our equity compensation plans:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in First Column)
Equity Compensation Plans Approved by Security Holders(1)	7,793,758(3)	-	38,691,739
Equity Compensation Plans Not Approved by Security Holders(2)	-	-	-
(1)These plans include the Hagerty, Inc. 2021 Equity Incentive Plan and Hagerty, Inc. Employee Stock Purchase Plan.
(2)The Company does not maintain any equity compensation plans or arrangements that have not been approved by its stockholders.
(3)The number of shares subject to PRSU awards outstanding in the table above is presented assuming 100% of target performance for
PRSUs for which the applicable performance conditions had not been determined as of December 31, 2025. The actual number of shares issued will vary based on the level of performance achieved and may range up to 200% of target in accordance with the applicable PRSU terms. For PRSUs subject to market conditions, the number of shares reflects the maximum number of shares that may vest, and such shares will vest only upon achievement of the applicable market conditions.
Hagerty 2026 Proxy Statement

Proposal Three
Advisory Vote on Frequency of Advisory Vote on
the Compensation of Our Named Executive
Officers

Our Board Unanimously Recommends That You Vote For the Option of “ONE YEAR”.
Section 14A of the Exchange Act requires that, not less than once every six years, we provide stockholders with the
opportunity to cast a non-binding, advisory vote on how
frequently the Company should include an advisory vote on
the compensation of the Company's NEOs. This advisory vote
allows stockholders to express whether they would prefer to
hold the advisory vote on the compensation of our NEOs
once every one, two, or three years.

The Board has determined that an annual advisory vote on executive compensation is in the best interests of the Company and its stockholders for the following reasons:
•Stockholder Accountability and Engagement. An annual say-on-pay vote provides the most direct and timely mechanism for stockholders to express their views on the Company's executive compensation program. Annual voting allows the Board and the Compensation Committee to receive regular stockholder feedback and to respond promptly to any concerns regarding the Company's compensation practices and decisions.
•Compensation Committee Responsiveness. Because executive compensation decisions are made on an annual basis, an annual vote aligns stockholder feedback with the Compensation Committee's annual review and decision-making cycle. This ensures that the Compensation Committee can incorporate stockholder perspectives in a timely and meaningful manner when setting compensation for the following year.
•Corporate Governance Best Practices. An annual advisory vote on executive compensation is widely recognized as a corporate governance best practice and is the preferred approach of many stockholders. Holding the vote on executive compensation annually reflects the Company's commitment to strong corporate governance and ongoing stockholder engagement.
•Transparency and Disclosure. Conducting an annual vote on executive compensation reinforces the Company's commitment to transparency in its executive compensation program. An annual vote encourages continuous improvement in the quality and clarity of the Company's compensation disclosures in its annual proxy statement.
Vote Required for Approval
The frequency of the advisory vote on the compensation of our named executive officers will be determined, on a non-
binding advisory basis, by the frequency option that receives the highest number of votes cast at the Annual Meeting.
Abstentions and broker non-votes are not counted as votes cast for any frequency option and, therefore, will have no effect on the outcome of this advisory vote.
The Board and the Compensation Committee will review and consider the vote and the frequency option receiving the highest number of votes cast when making future decisions as to the frequency of the advisory vote on executive compensation. However, because this advisory vote on frequency is non-binding, the Company may decide that it is in its and its stockholders' best interests to hold an advisory vote on the compensation of the Company's NEOs more or less frequently than the option selected by stockholders.
Hagerty 2026 Proxy Statement

If you sign and return your proxy card without indicating a voting preference on this proposal, your shares will be voted for the option of "ONE YEAR."

Recommendation
Our Board unanimously recommends that you vote for the option of “ONE YEAR” as to the frequency of the advisory vote on the compensation of the Company's named executive officers.

WROUGHT IRON BRIDGE Co. CANTON, O
BUILDERS
PATENTED NOV. 21ST 1876.

Hagerty 2026 Proxy Statement

Proposal Four
Ratification of Appointment of Independent
Registered Public Accounting Firm

Our Audit Committee has appointed Deloitte as our independent registered public accounting firm for the year ending December 31,
2026. Services provided to the Company and our subsidiaries by
Deloitte for the years ended December 31, 2024 and December 31,
2025 are described below and under “Audit Committee Report.”
Fees and Services
The following table summarizes the aggregate fees for professional audit services and other services billed by Deloitte for the years ended
December 31, 2024 and December 31, 2025:
					Our Board Unanimously Recommends That You Vote “FOR” Proposal Four.

					Our Audit Committee approved all services provided by Deloitte.
Services	2024		2025

Audit Fees	$1,892,802	(1)	$1,904,933	(1)

Audit Related Fees	$0		$115,000	(2)

Tax Fees	84,632	(3)	$59,835	(3)

All Other Fees	$3,790	(4)	$3,790	(4)

(1)Includes the fees for the annual audits, quarterly reviews, registration statements, and other filings related to our consolidated financial statements and audits and reviews of our subsidiaries required for regulatory or contractual reporting purposes, including billings for out of pocket expenses incurred.
(2)Includes the fees related to the performance of a System and Organization Controls (SOC-1) audit.
(3)Includes the fees for tax compliance and advisory services, as well as, to a much lesser extent, tax consulting services related to indirect tax. Tax services related to compliance were $80,122 and $44,505 for the years ended December 31, 2024 and December
31, 2025, respectively.
(4)Includes fees billed for accounting research tools.
In considering the nature of the services provided by Deloitte, our Audit Committee determined that such services are compatible with the provision of independent audit services. Our Audit Committee discussed these services with Deloitte and our management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the Sarbanes-Oxley Act of 2002, as well as the American Institute of
Certified Public Accountants.
Our Audit Committee has adopted a policy that requires advance approval of all audit services as well as non-audit services to the extent required by the Exchange Act and the Sarbanes-Oxley Act of 2002. Unless the specific service has been previously pre-approved with respect to that year, our Audit Committee must approve the permitted service before the independent registered public accounting firm is engaged to perform it.
Our Audit Committee approved all services described in the table above provided by Deloitte in accordance with our pre-
approval policy (as described above). Representatives of Deloitte are expected to be present at the Annual Meeting, will have an opportunity to make a statement at the meeting if they desire to do so, and are expected to be available to respond to any appropriate questions.
Hagerty 2026 Proxy Statement

Vote Required for Approval
Ratification of the appointment of Deloitte requires the affirmative vote by a majority of the voting power of the shares of capital stock present in person or represented by proxy at the Annual Meeting and entitled to vote. If our stockholders do not ratify the appointment of Deloitte, our Audit Committee will reconsider the appointment and may affirm the appointment or retain another independent accounting firm. Even if the appointment is ratified, our Audit Committee may in the future replace Deloitte as our independent registered public accounting firm if it is determined that it is in our best interests to do
so.

Recommendation

Our Audit Committee and Board unanimously recommend that you vote “FOR” the ratification of the appointment of Deloitte as our independent registered public accounting firm for the year ending
December 31, 2026.

Hagerty 2026 Proxy Statement

Audit Committee Report

Management is responsible for the preparation, presentation, and integrity of our financial statements and for maintaining appropriate accounting and financial reporting policies and practices, as well as internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. Our independent registered public accounting firm, Deloitte, is responsible for auditing our consolidated financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.
In performing its oversight function, our Audit Committee reviewed and discussed our audited consolidated financial statements as of and for the year ended December 31,
2025, and Management’s Annual Report on Internal Control Over Financial Reporting
with management and Deloitte. Our Audit Committee also discussed with Deloitte matters required under the rules adopted by the PCAOB and the SEC, as well as
Deloitte's opinion on the effectiveness of the Company's internal controls over financial reporting.
Our Audit Committee received from Deloitte the written disclosures and letters required by applicable requirements of the PCAOB regarding Deloitte's communications with our
Audit Committee concerning independence and has discussed with Deloitte its independence.
Our Audit Committee has discussed with, and received regular status reports from, our head of internal audit and Deloitte on the overall scope and plans for their respective audits. In addition, our Audit Committee has discussed with our internal auditor the evaluation of the effectiveness of our internal control over financial reporting. Our Audit
Committee meets with the SVP of Internal Audit and Deloitte, with and without management present, to discuss the results of their respective audits, evaluations of our system of internal controls and overall quality of our financial reporting, in addition to private meetings with the Chief Financial Officer, Chief Information Officer, and Chief
Legal Officer and others as requested by the Committee.
In determining whether to reappoint Deloitte as our independent registered public accounting firm, our Audit Committee took into consideration a number of factors, including the firm’s independence and objectivity, Deloitte’s capability and expertise in handling the breadth and complexity of our operations, including the expertise and capability of the lead audit partner, the length of time the firm has been engaged, as well as historical and recent performance, including the extent and quality of Deloitte’s communications with the Audit Committee, the results of a management survey of
Deloitte’s overall performance, and other data related to audit quality and performance, including recent PCAOB inspection reports on the firm, and the appropriateness of
Deloitte’s fees, both on an absolute basis and as compared with our peers. These discussions also consider the potential effects of any non-audit services provided by
Deloitte.
Based on our Audit Committee’s review and discussions noted above, our Audit
Committee recommended to our Board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2025.

Our Audit Committee oversees our financial reporting process on behalf of the Board. Our Audit Committee is composed of three independent directors (as defined by the NYSE Listing Standards).

Respectfully submitted by the Audit Committee: Laurie Harris (Chair), Rob Kauffman, and Mika Salmi

Hagerty 2026 Proxy Statement

Additional Information

We are subject to the informational requirements of the Exchange Act and in accordance therewith, we file annual, quarterly, and current reports and other information with the SEC. We are an electronic filer, and the SEC maintains an internet site at www.sec.gov that contains the reports and other information we file electronically. Our website address is
investor.hagerty.com. Please note that our website address is provided as an inactive textual reference only. We make available free of charge, through our website, our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and all amendments to those reports as soon as reasonably practicable after such material is electronically filed with or furnished to the SEC. The information provided on or accessible through our website is not part of this Proxy Statement.
Availability of SEC Filings, Code of Conduct, and Committee Charters
Copies of our reports on Forms 10-K, 10-Q, 8-K, all amendments to those reports filed with the SEC, our Code of Conduct,
Governance Guidelines, the charters of our Audit Committee, Compensation Committee, and Nominating and Governance
Committee, and any reports of beneficial ownership of our common stock filed by executive officers, directors and beneficial owners of more than 10% of our outstanding common stock are posted on and may be obtained through our website, investor.hagerty.com. Copies of our Form 10-K and this Proxy Statement may be requested in print, at no cost, by email at investor@hagerty.com or by mail to Hagerty, Inc., 121 Drivers Edge, Traverse City, MI 49684, Attention: Investor
Relations.
Other Matters
We are not aware of any matters other than those discussed in the foregoing materials contemplated for action at the
Annual Meeting. The persons named in the Proxy Card will vote in accordance with the recommendation of our Board on any other matters incidental to the conduct of, or otherwise properly brought before, the Annual Meeting. The Proxy Card contains discretionary authority for them to do so.
Incorporation by Reference
The “Audit Committee Report” and "Talent, Culture, and Compensation Committee Report" included in this Proxy Statement shall not be deemed soliciting material or filed with the SEC and shall not be deemed incorporated by reference into any prior or future filings made by us under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate such information by reference. In addition, this document includes website addresses, which are intended to provide inactive, textual references only. The information on these websites is not part of this document.
Transfer Agent and Registrar
The registrar and transfer agent for Hagerty's common stock is Continental Stock Transfer & Trust Company. Hagerty has
agreed to indemnify Continental Stock Transfer & Trust Company in its roles as transfer agent against all liabilities including judgments, costs, and reasonable counsel fees that may arise out of acts performed or omitted for its activities in that capacity, except for any liability due to any gross negligence, willful misconduct, or bad faith of the indemnified person or entity.
Delivery of Documents to Stockholders
Pursuant to the rules of the SEC, Hagerty and servicers that we employ to deliver communications to our stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of this Proxy Statement. Upon written or oral request, we will deliver a separate copy of this Proxy Statement to any stockholder at a shared address to which a single copy of this Proxy Statement was delivered and who wishes to receive separate copies in the future.
Stockholders receiving multiple copies of this Proxy Statement may likewise request delivery of single copies of this Proxy
Statement in the future. Stockholders may notify us of their requests by calling or writing us at our principal executive offices at (800) 922-4050 or 121 Drivers Edge, Traverse City, MI 49684.
Hagerty 2026 Proxy Statement

Cost of Proxy Solicitation
Hagerty is paying the expenses of this solicitation. Hagerty will also make arrangements with brokerage houses and other custodians, nominees, and fiduciaries to forward proxy materials to beneficial owners of stock held as of the Record Date by such persons, and Hagerty will reimburse such persons for their reasonable out-of-pocket expenses in forwarding such proxy materials. In addition to solicitation by mail, directors, officers, and other employees of Hagerty may solicit proxies in person or by telephone, facsimile, email, or other similar means. No additional compensation will be paid to our directors or employees for such solicitation.